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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number .               811-8056                 .
                                   -----------------------------------------
..                     MMA Praxis Mutual Funds                                  .
 -------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

..                     3435 Stelzer Road Columbus, OH 43219                     .
--------------------------------------------------------------------------------
               (Address of principal executive offices)               (Zip code)

..                     BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219  .
 -------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: .  (614)-470-8000
                                                     ----------------

Date of fiscal year end: .   12/31/03   .
                          ---------------

Date of reporting period:.   12/31/03  .
                          --------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                  MMA PRAXIS
                                  MUTUAL FUNDS

                                  ANNUAL REPORT
                                  FOR THE YEAR ENDING DECEMBER 31, 2003

                                  INTERMEDIATE INCOME FUND
                                  CORE STOCK FUND
                                  VALUE INDEX FUND
                                  INTERNATIONAL FUND

[MMA(R) LOGO]

STEWARDSHIP
SOLUTIONS

                                                                        AN ISSUE
                                                                        OF TRUST

TABLE OF CONTENTS

MESSAGE FROM THE PRESIDENT ........................................      1

MMA PRAXIS STEWARDSHIP INVESTING UPDATE ...........................      6

MMA PRAXIS INTERMEDIATE INCOME FUND
  Portfolio managers' letter ......................................     10
  Performance review ..............................................     12
  Schedule of portfolio investments ...............................     14
  Statement of assets and liabilities .............................     21
  Statement of operations .........................................     22
  Statementsof changes in net assets ..............................     23
  Financial highlights ............................................     24

MMA PRAXIS CORE STOCK FUND
  Portfolio managers' letter ......................................     27
  Performance review ..............................................     30
  Schedule of portfolio investments ...............................     32
  Statement of assets and liabilities .............................     36
  Statement of operations .........................................     37
  Statementsof changes in net assets ..............................     38
  Financial highlights ............................................     39

MMA PRAXIS VALUE INDEX FUND
  Portfolio managers' letter ......................................     41
  Performance review ..............................................     42
  Schedule of portfolio investments ...............................     44
  Statement of assets and liabilities .............................     53
  Statement of operations .........................................     54
  Statementsof changes in net assets ..............................     55
  Financial highlights ............................................     56

MMA PRAXIS INTERNATIONAL FUND
  Portfolio manager's letter ......................................     58
  Performance review ..............................................     60
  Schedule of portfolio investments ...............................     62
  Statement of assets and liabilities .............................     69
  Statement of operations .........................................     70
  Statementsof changes in net assets ..............................     71
  Financial highlights ............................................     72

NOTES TO FINANCIAL STATEMENTS .....................................     74

REPORT OF INDEPENDENT AUDITORS ....................................     84

MANAGEMENT OF TRUSTEES ............................................     85

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TABLE OF CONTENTS

GLOSSARY OF TERMS

Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE") is a market-capitalization equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America.

Morgan Stanley Capital International-All Country World Free-(ex.US) Index (the "MSCI AC Wld FR-(ex US") Index), is a widely recognized index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Nikkei 225 Stock Average is a price-weighted index consisting of 225 leading stocks listed on the Tokyo Stock Exchange.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), is a widely recognized index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Barra Value Index (the "S&P 500/Barra Value Index"), is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios.

Gross Domestic Product (the "GDP"), is the measure of the market value of the goods and services produced by labor and property in the United States.

Extension Risk is the risk of security lengthening in duration due to the deceleration of prepayments.

Price-to-Book Ratio is used to measure a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value.

Price-to-Earnings Ratio (the "P/E Ratio"), is a valuation ratio of a company's current share price compared to its per-share earnings.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

MESSAGE FROM THE PRESIDENT

FINANCIAL MARKETS IN REVIEW

Dear MMA Praxis Shareholder:

After the traumatic losses of the three previous years, 2003's decisive market rebound helped make up for at least some of the pain investors endured from 2000 through 2002. Thanks to the powerful rally that kicked off beginning in mid-March, it was one of the best-performing markets in recent memory. U.S. stocks as well as international equities all enjoyed extraordinarily good returns, with the S&P 500 Index(1) of stocks returning more than 28 percent. International stocks, as measured by the MSCI EAFE(1) posted returns over 38 percent. Bond returns were more muted (Lehman Brothers Aggregate Bond Index(1) was up 4.1 percent) but nevertheless generated positive performance for the fourth consecutive year.

Unfortunately, the misdeeds of executives and employees of several well-known mutual fund families tempered the enthusiasm generated by strong returns in the stock market. While it may be true that the egregious behavior was committed by only a few ethically-challenged executives, and the amount of dollars involved may have been relatively small, we believe the real and lasting cost was the loss of trust in an industry that had previously prided itself on the integrity of its product. In a 1999 Pew Research survey, Americans said mutual funds were one of the 1990's three "best trends," alongside civil rights, and equality for women in the workplace. But the industry stands to lose this high ranking unless it acts quickly to restore confidence by adhering to standards, which always put fund investor's interests first and foremost. More comments will be offered on this issue later in our report.

IT WAS A GREAT YEAR, BUT WHAT ABOUT THE FUTURE?

In looking forward, a useful place to start is assessing what has and has not changed from a year ago. Here are what we believe are some key factors and how they compare to a year ago:

- Our research has shown that cyclical, macroeconomic risks have substantially declined. We believe the economy is in recovery and gaining strength, and that deflation risk is much reduced.

- We believe the economic recovery is global with most parts of the world having shown signs of increased economic activity.

- The uncertainty of an impending war is gone. Terrorism and geopolitical risks remain and continue to be impossible to predict.

-   The U.S. budget deficit is higher.

-   We believe investors are willing to take risks again.

- Earnings experienced a powerful rebound from depressed levels. This rebound has supported capital spending and it bodes well for the labor market. Going forward, we believe the potential for earnings growth is more limited.

- The dollar moved lower against a number of currencies and is sharply lower against the Euro. The current account deficit (mostly driven by the merchandise trade deficit) remains a signifi-cant long-term issue which we believe is a major factor in putting downward pressure on the dollar.

-----------------
(1)Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

The foregoing information and opinions are for general information only. (Brokerage) and (Investment Adviser) do not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

- Our research has shown that household debt-service levels remain near historic highs compared to disposable income.

- Interest rates are higher but still very low on an absolute basis. We believe rates could move somewhat higher over the next few years.

Investors looking forward to the new year may draw encouragement from the stock market's recent strength and be inclined to explore the many investment opportunities that a more positive economic outlook could present. At the same time, we believe you may be best served by maintaining perspective in today's market, taking care not to chase the latest investment fad and holding to an asset allocation strategy that reflects your investment objective, risk tolerance, and time horizon. As the speculative fever gripping technology stocks demonstrated just a few years ago, disciplined investing seems most elusive during a strong bull market.

PORTFOLIO PERFORMANCE

MMA PRAXIS INTERMEDIATE INCOME FUND

It's a bear! It's a bear! You've heard of the boy who cried wolf; this is the bond market version of the boy who cried bear! Around mid-summer of 2003, as bond yields were racing higher, some investors claimed that the long-feared bear market in bonds was underway. Ultimately, yields did reverse course, but not before damaging returns for high-quality and long-duration bonds. Those who had wisely chosen to hide out in corporate credit, however, were rewarded with materially better returns.

MMA Praxis Intermediate Income Fund managers did an admirable job of navigating the rough waters that accompanied the turbulence in the bond market. For the year 2003, the Class A Share (NAV) provided a total return of 3.67 percent, while the Class B Share (NAV) generated a return of 3.14 percent. These returns compare favorably with the fund's benchmark the Lehman Brothers Aggregate Bond Index, which was up 4.11 percent during the same time period. Please read the commentary from the portfolio managers for more detailed information about the fund's performance.

MMA PRAXIS CORE STOCK FUND

MMA Praxis Core Stock Fund Class A Share (NAV) posted a return of 18.77 percent for calendar year 2003, while the Class B Share (NAV) delivered a slightly lower number of 17.97 percent. While delivering positive absolute returns to shareholders, the fund posted disappointing results relative to its benchmark the S&P 500 Index, which was up 28.67 percent. However, the longer-term results compare very favorably with both the index and peer category group. For the three-year period ended December 31, 2003, the Core Stock Fund A Share (NAV) outperformed the S&P 500 Index and bested the returns delivered by it's Lipper peer group the Lipper Large-Cap Core Funds Average, placing the fund in the top 16 percent out of 831 funds in its peer group category.(1)

-----------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

What accounted for the core stock fund's underperformance in 2003? The portfolio managers' commentary will provide detailed reasons. However, we believe the primary factor was the managers' refusal to own highly speculative companies. A quick analysis illustrates this point quite clearly. Morningstar, the well respected independent stock and mutual fund research firm, tracks nearly 6,000 stocks in its database. Exactly 2,496 of these companies had negative earnings last year and yet, on average, posted price gains of 117 percent! Collectively, these stocks have a three-year standard deviation of 102 percent. (Standard deviation is a measure of volatility or risk - the higher the number the more fluctuation in the price of the stock.) By contrast, stocks with positive earnings gained 68 percent last year and have a standard deviation of just 44.6 percent. Accordingly, it appears that investors were more interested in lower quality stocks in 2003. As regular readers of these shareholder reports know, the managers of the core stock fund choose to invest in companies that we believe have a history of consistent earnings growth, strong balance sheets and firms who enjoy market leadership in their particular industry--not the type investors wanted to own in 2003. It is instructive to note that speculative stocks have historically experienced a lift in the early stages of an economic recovery, but over the long haul, companies capable of delivering sustained earnings growth may fare even better. Our managers strive to invest your hard-earned capital in companies that we believe have the potential for profitability and whose stock price carries a lower volatility risk. We firmly believe this careful attention to risk could serve your interests well over the long term.

MMA PRAXIS VALUE INDEX FUND

Investors in this passively managed, style-specific fund were well rewarded for their patience the past few years. For 2003, the Class A shares (NAV) delivered a return* of 30.38 percent. Class B Shares (NAV) posted a gain of 29.82 percent for the most recent calendar year. These numbers only slightly trailed the index benchmark, S&P 500/BARRA Value Index(2), which was up 31.79 percent (remember - it is not possible to invest directly in an index. All mutual funds carry expenses that a passive index does not bear). Compared to other large-cap value mutual funds, your fund performed admirably. According to Lipper Analytical Services, for the one-year period ended December 31, 2003, the MMA Value Index Fund (Class A Share's at NAV) placed among the top 31st percent out of 398 of its peer group, the Lipper Large-Cap Value Funds category.(3) As we have stated before in these reports, we believe this fund can add an important element of diversifica-tion to an equity portfolio that is heavily weighted with growth stocks. Contact your financial advisor to see if this fund deserves a place in your asset allocation strategy.

* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

(1) For the one- and three-year periods ending December 31, 2003, the MMA Praxis Core Stock Fund ranked 986 (Class A Share), 1000 (Class B Share); 133 (Class A Share) and 213 (Class B Share) out of 1037 and 831 funds in the Lipper Large-Cap Core Funds Category, respectively.The Lipper rankings are provided by Lipper Analytical Services, Inc., which is an independent organization that compiles performance data on investment companies. The Lipper rankings are based on total return and do not reflect a sales charge.

(2) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

(3) For the one-year period ended December 31, 2003, the MMA Praxis Value Fund ranked 121 (Class A Share), 134 (Class B Share) out of 398 funds in the Lipper Large-Cap Value Funds Category, respectively.The Lipper rankings are provided by Lipper Analytical Services, Inc., which is an independent organization that compiles performance data on investment companies. The Lipper rankings are based on total return and do not reflect a sales charge.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

MMA PRAXIS INTERNATIONAL FUND

INVESTMENT  CONCERNS:   INTERNATIONAL  INVESTING  INVOLVES  INCREASED  RISK  AND
VOLATILITY

The long wait is finally over! Stock markets across the globe sprang back to life in 2003, enjoying their first broad-based rally in four years. Every region of the world participated. Tokyo's Nikkei 225 Stock Average(1) rose approximately 24 percent, as Japan's economy showed signs of recovery and companies continued restructuring. Emerging markets did best of all, powering ahead 42 percent, according to Morgan Stanley Capital International. European stocks also rebounded from three bad years. Overall, the MSCI AC Wld FR-(ex U.S.) Index(1) posted returns of 34.91 percent for the year.

MMA Praxis International Fund Class A Share (NAV) delivered gains of 27.53 percent while the Class B Share (NAV) was up 26.46 percent. While these gains were most welcome, they badly trailed both the index benchmark and peer category group we use to evaluate managers' performance. While even the best investment manager will periodically fall short of expectations, over a full market cycle, we have an obligation to retain investment managers who can deliver competitive performance.

Shareholders of record in this fund as of Oct. 29, 2003, were entitled to vote on a recommendation to approve a new subadvisory agreement with Evergreen Investment Management Company, LLC. We are pleased to report that the required votes were obtained and subsequent to shareholder approval, your portfolio is now under the stewardship of Evergreen Investment Management Company. Evergreen was selected after an exhaustive, in-depth search of available candidates. Management and the Fund Trustees carefully considered a variety of factors in recommending Evergreen. Among these were:

-   Experience and depth of the portfolio management team.

-   Investment performance and style consistency.

- Size and stability of the firm, including information concerning the manager's asset growth and ability to weather market downturns.

-   Fees and cost structure.

-   Commitment to adhere to the fund's Socially Responsible Investment
    Guidelines.

We are confident Evergreen will work hard to generate competitive returns for shareholders in the international fund. For an overview of the changes they have made to your portfolio and a brief description of the manager's outlook for international equity investing, please read the commentary found on page 58.

THE GREAT MUTUAL FUND SCANDALS OF 2003

We would like to share our thoughts and perspectives on important issues relating to fund company ethics-a topic you may be reading about in the newspaper and/or hearing about on television. You may already have a good idea about what took place from the media reports but, in short, some fund companies allegedly made deals with outside investors allowing them to "time" their funds, generating profits for themselves and thereby diluting profits of long-term shareholders. In some cases, fund companies allegedly allowed outside investors to place trades after the market closed in order to capitalize on news that would likely impact the next-day's prices of securities held in the fund.

-----------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

Perhaps the most unsavory aspect of the scandals involved mutual fund managers and executives who market-timed their own funds. It was shocking to learn that highly paid, successful, and in some cases extremely wealthy managers and fund company chiefs, were allegedly defying their own firm's rules to rapidly trade in and out of the funds they and their colleagues ran, to the determent of their shareholders. This highlights the real issue: that trusted, powerful people betrayed those who trusted them in exchange for more money or more power.

As most of our shareholders know, MMA Praxis Mutual Funds is part of a church-affiliated organization that seeks to obtain the highest marks from its members on the issue of trust. We come from a 500-year-old faith tradition that places stewardship at its heart, and we stand on a legacy of faith-based investing that spans more than a half century. You have our word that we will never lose sight of the fact that you've entrusted your investment dollars to MMA. More specifically, you've entrusted it to the people of MMA Praxis Mutual Funds--each one of us--to steward your dollars like they were our own. It's important for you to know that we take this responsibility and privilege very seriously.

In the short run the fund industry may have been damaged, with specific fund companies absorbing the brunt of the damage. But the mutual fund industry will continue to play a huge role in the investment world. That role will continue because the reasons that mutual funds became popular in the first place still exist--funds provide an opportunity for investors to access professional management and diversification, with the benefit of liquidity, within many different segments of the financial markets. On behalf of MMA Praxis Mutual Funds, we thank you for your continued trust and confidence.

Sincerely,

/s/ John L. Liechty
-------------------
John L. Liechty
President, MMA Praxis Mutual Funds

-----------------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

MMA PRAXIS STEWARDSHIP INVESTING UPDATE

NEW INTERNATIONAL RESEARCH PROCESS IMPLEMENTED

With the transition to Evergreen Investments as the MMA Praxis International Mutual Funds sub-advisor (see international commentary in this report for more details), MMA implemented a new social research process for international portfolios better attuned to the size and diversity of Evergreen's portfolio. The new process was developed in partnership with KLD Research & Analytics, one of the leading socially responsible investing research firms in the United States.

MMA's partnership with KLD promises to provide a new and valuable level of research depth and breadth not previously available to us. The approach will streamline the social research function and facilitate its integration with the investment management function in a time sensitive fashion. The new process is a substantial step forward and will allow MMA's internal stewardship investing staff to dedicate energy and effort to other important socially responsible investing (SRI) tasks.

NEW SHAREHOLDER ADVOCACY PLANNING PROCESS ADOPTED

In November, MMA Praxis adopted new procedures for the direction and management of its shareholder advocacy efforts. There are five objectives to the new process:

    1)   Demonstrate our commitment to MMA's stewardship investing values.

    2) Reflect our belief in shareholder advocacy as fundamental to fiduciary responsibility.

    3) Strengthen companies in MMA Praxis portfolios by addressing issues of corporate governance and corporate social responsibility.

    4)   Help position MMA Praxis within its primary and secondary marketplaces.

    5) Strengthen or develop relationships with other organizations within, and beyond, the Anabaptist community.

To support these objectives, MMA Praxis will employ the tools of proxy voting, letter writing, participation in public sign-on letters and campaigns, comments/questions at annual company meetings, and active corporate engagement--including the filing of shareholder resolutions.

The planning process will begin each June at the annual planning meeting of the Interfaith Center for Corporate Responsibility, a faith-based organization of religious institutional investors that is the nation's most prominent proponent of shareholder engagement. Stewardship investing staff will combine the opportunities and initiatives found within ICCR (and others within the SRI community) with an analysis of MMA Praxis' current holdings. Opportunities will be evaluated based on a set of eight principles for effectiveness, relevance, and impact. A shareholder advocacy plan designed to best leverage MMA's available staffing, resources and relationships will then be developed. The approved plan will then be presented to the MMA Praxis Board at its fall meetings.

MMA's new shareholder advocacy process should provide a more organized and structured approach to this critical pillar of our stewardship investing convictions. The new process will be implemented beginning in June 2004.

SHAREHOLDER ADVOCACY UPDATE

While we wait for the new shareholder advocacy planning process to be implemented, MMA continues with a much-reduced number of corporate engagements for this transition year. The focus is on priority issues adopted for the 2002-2003 season: primarily the coffee crisis and HIV/AIDS pandemic in Africa.

We previously shared how the extremely volatile and currently depressed coffee market impacts the very small, independent farmers. MMA has focused on the increased use of fair trade coffee, which channels money directly to desperately poor coffee farmers, and acts to stabilize local communities and the coffee export industry itself.

MMA was part of the negotiating team that brought Procter & Gamble into the consumer fair trade coffee market with agreements for some of the largest fair trade coffee purchases in history. P&G's action promises help to tens of thousands of small coffee farmers, and raises the visibility and access of fair trade coffee to millions of consumers. We continue to pursue these issues with Sara Lee and Kraft.

As of October, MMA Praxis employees are now able to "walk the talk" (or drink it, in this case), in regard to the fair trade coffee issue, as the MMA home office began serving fair trade coffee in its pots.

For the past two years, MMA has been actively involved in encouraging major, multinational employers involved in Africa to better understand the implications of the HIV/AIDS pandemic for their operations and the future of the continent. Until recently, most corporations focused on increased charitable responses to the enormous human tragedy and programs attempting to protect local facilities from the impact of the disease. Little energy or understanding addressed the implications on a company's future prospects in Africa.

A recent report released by World Bank predicts a complete economic collapse if an effective response is not mounted immediately. This opinion was underscored by the SEC's support, in 2003, of MMA's shareholder resolution at PepsiCo by stating that this topic is "otherwise significantly related" to companies with operations of any size in Africa. Our dialogues with Ford, AIG, and PepsiCo indicate that the efforts of social investors are helping corporations understand they are an active part of solutions for a viable future. PepsiCo's response and willingness to engage remains slow, though improved over last year. Coca-Cola, in contrast, has agreed to invest substantial energy in exploring this topic with shareholders and producing the requested report. Many others are beginning to truly understand the scale and scope of the pandemic and are shaping creative responses accordingly.

NEWS FROM MMA COMMUNITY DEVELOPMENT INVESTMENTS

Due in part to the soft markets over the past year, new placements in MMA Community Development Investments were relatively few in 2003. MMA Praxis Mutual Funds continues to maintain its commitment of 1.2 percent of its assets in community investments. Happily, performance gains in the fourth quarter and somewhat brighter market prospects could make for a much different story for 2004.

NEW INVESTMENTS TARGET FAIR TRADE AND CREATIVE AFFORDABLE HOUSING. MMA CDI recently made a placement with SERRV International, a fair trade marketing and retail organization sponsored by Church of the Brethren, to help them expand their catalog and retail marketing operations - thereby providing new market for goods produced through fair trade cooperatives. An investment was made in Ecologic Enterprise Ventures, which offers fair credit to support small to medium size environmental enterprises in Latin America and the Caribbean. And a placement was also made with Common Ground, an innovative and highly respected developer of affordable housing in one of the world's toughest real estate markets - Manhattan Island, New York City - seeking to find a way to allow low-wage workers affordable housing options near places of employment.

MMA CDI INVESTMENT PROFILES NOW ONLINE. Where has MMA CDI placed its more than $7 million portfolio of community investments? Just how could these investments help open doors of economic opportunity to those who need it most? Now you can find out for yourself via MMA CDI's new online investment profile database. Visit the Stewardship investing/CDI section of www.mmapraxis.com to learn where our investments are going in the United States and around the world and the impact they are having on the lives of disadvantaged communities and individuals.

INTRODUCING THE DEKA FUND. This fund has been established by MMA CDI to accept charitable donations from those seeking to support the work of community development investing. These resources will be restricted to the purpose of providing security for MMA CDI's growing investment pool. MMA CDI has a goal of having a level of net equity between 5 percent to 10 percent of total assets - a level far beyond what can be achieved through MMA CDI's razor thin margins. This issue is critical to our long-term efforts to channel investments to needy communities. For each dollar donated to The Deka Fund ("deka" being the Greek word for "ten"), MMA CDI can receive and place $10 or more with respected community development organizations around the world. The Deka Fund received its first donation at the close of 2003. Find out more about this exciting new giving opportunity in the Stewardship investing/CDI section of www. mmapraxis.com.

Mark A. Regier
Stewardship Investing Services Manager

                      This page intentionally left blank.

MMA PRAXIS INTERMEDIATE INCOME FUND

ANNUAL REPORT TO SHAREHOLDERS

PORTFOLIO MANAGERS' LETTER

The economy continued to grow in 2003, with a big push in the second half. Following a third quarter Gross Domestic Product(1) (GDP) number of a whopping
8.2 percent, many economists predicted GDP growth in the fourth quarter to be approximately 4 percent to 5 percent. In addition to continued consumer spending, businesses increased their capital expenditures from depressed levels to produce solid economic growth.

Growth of this magnitude resulted in better earnings and lower unemployment as businesses slowly began the hiring process. Unemployment receded from its 2003 peak of 6.4 percent in July to 5.7 percent by year-end; consumer sentiment was up to 103.2 by year end from 86.7 at beginning the year; and inflation remained benign.

The bellwether 10-year Treasury note rose from a 3.82 percent yield at the beginning of the year to a 4.25 percent yield at the end of the year. The Federal Reserve recognized the firming economic environment in its December Federal Open Market Committee (FOMC) release by stating, "The evidence accumulated over the intermeeting period confirms that output is expanding briskly, and the labor market appears to be improving modestly."

While the year-over-year comparison of the 10-year Treasury shows a mild move upwards of 43 basis points (0.43%) during 2003, volatility during the year was extremely high. Particularly during the period from June through July, when the 10-year Treasury yield dropped to a low of 3.11 percent on deflation concerns. But it went on to reverse direction in the next two months to 130 basis points (1.30%) higher to yield 4.41 percent at the end of July.

During the year, lower-quality debt outperformed higher-quality debt. Breaking the Lehman Brothers Aggregate Bond Index(1) into credit quality sub-sectors reveals that BBB-rated debt returned on average 11.8 percent versus 3.6 percent for AAA-rated debt. At the end of the year, the portfolio owned 12 percent BBB-rated debt versus 9 percent for the index(2).

Furthermore, the portfolio holds a select number of below investment grade bonds that we believe have improving business fundamentals. Several of these bonds were the best performers for the year. KB Homes, a single-family homebuilder with operations mainly in the western part of the United States, was a top performer and was upgraded from Ba3 to Ba2 in the fourth quarter by Moody's. Another below investment grade bond that delivered top percentile results was Yum! Brands. Yum! Brands is the holding company for several venerable restaurant brands such as Pizza Hut, Kentucky Fried Chicken, and Taco Bell. This company was put on watchlist with a positive outlook by Moody's, but was not upgraded by year end(2).

Fixed income results were dominated by two main themes during the year: credit spread compression and volatility in interest rates. Credit spreads represent the interest rate differential between the yield of a corporate bond and the yield on a similar duration Treasury security. We believe that as this differential contracted, the fund performed better than the index because of its higher exposure to corporate bonds (as the yield on the corporate bond falls, the price of the bond increases). Second, during the latter part of the second quarter and the early part of the

-----------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

(2) Portfolio holdings are subject to change and should not be considered a recomendation to buy securities.

third quarter, interest rates increased causing mortgaged-backed securities to extend in duration. The portfolio had less extension risk(1) during this period and again outperformed amidst the interest rate volatility.

OUTLOOK

The current interest rate environment shows the Fed funds' rate at 1.0 percent with the Fed funds' future market predicting a potential move up in the late summer timeframe to 1.25 percent. In our analysis of the last 10 years of yearly interest rate moves we found, in the majority of the years, the 10-year bond has moved by more than 100 basis points (1.0%) (6 out of 10 times). Eight out of 10 times it has moved by more than 80 basis points (0.8%). The largest rise in interest rates was a staggering 210 basis points (2.1%) in 1994.

Based on our view of the economy, which we believe is expanding at a rate slightly above 4 percent, and the historical pattern of volatility in interest rates, we could see a significant move in rates. The 10-year Treasury began the year at 4.25 percent. We believe the 10-year could potentially end 2004 with a higher yield than last year.

With the prospect of a Fed move in the second half of 2004, which is dangerously close to the presidential election, the question arises as to whether the Fed will be politically motivated to sit on the sidelines until after the election.

Mickey Levy, Chief Economist at Bank of America Securities, published an analysis in the Wall Street Journal of the last 11 election years showing that the Fed has tended to be equally active in election years as in non-election years. One former FOMC member was quoted in the Journal article as saying, "...during presidential election years, FOMC members sweat a bit more because they know the stakes are higher, but they do not allow presidential politics to influence how they vote on monetary policy."

With the bias for interest rates to increase, we believe the portfolio is positioned to have less interest rate risk than the index but still may have greater credit risk. Furthermore, we believe our security selection is favoring securities that could perform well in a rising-rate environment.

Delmar King
MMA Praxis Intermediate Income Fund Co-Manager

Robert W. Nelson, CFA
MMA Praxis Intermediate Income Fund Co-Manager

(1) Please refer to the Glossary of Terms on page A for additional information.

-----------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

MMA PRAXIS INTERMEDIATE INCOME FUND

PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

Class A*
Class B*

                                   [BAR CHART]

                   INCEPTION                                                 SINCE
                     DATE            1 YEAR       3 YEAR        5 YEAR     INCEPTION
                   ---------         ------       ------        ------     ---------
Class A             5/12/99           3.67%       6.40%         5.36%        5.62%
Class A*            5/12/99          -0.20%       5.07%         4.55%        5.21%

Class B             1/4/94            3.14%       5.97%         4.68%        5.28%
Class B**           1/4/94           -0.83%       5.38%         4.52%        5.28%

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

GROWTH OF $10,000 INVESTMENT 1/4/94 TO 12/31/03

              Class A*
              Class B**
              Lehman Brothers Aggregate Bond Index(1)
              Lipper Intermediate Investment Grade Bond Funds Average(2)

                     [GROWTH OF $10,000 INVESTMENTS GRAPH]

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 1/4/94 to 12/31/03, and represents the reinvestment of dividends and capital gains in the fund.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

*   Reflects maximum front-end sales charge of 3.75%.

**  Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

(2) The Lipper Intermediate Investment Grade Bond Funds Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to 10 years.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Intermediate Investment Grade Bond Funds Average does reflect the expenses associated with the mutual funds found in the Lipper category. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2003

                                                                               PRINCIPAL
                                                                               AMOUNT($)    VALUE($)
                                                                               ---------   ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)
   Fannie Mae, Series 1997-M4, Class C, 7.41%, 1/17/04, ACES + ..............    276,338     292,695
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ...................................                292,695
                                                                                           ---------
CORPORATE BONDS (36.7%)
AGRICULTURAL SERVICES (0.3%)
   Cargill, Inc., 7.50%, 9/1/26 .............................................    250,000     282,188
                                                                                           ---------
ASSET BACKED SECURITIES (2.0%)
   American Express Master Trust, Series 1994-3, Class A, 7.85%, 8/15/05 ....    250,000     261,493
   Discover Card Master Trust, 6.85%, 7/17/07 ...............................    500,000     527,324
   Fleet Credit Card Master Trust II, Class A, 5.60%, 12/15/08 ..............    250,000     267,120
   MBNA Credit Card Master Note Trust, Series 2003-A1, 3.30%, 7/15/10 .......    300,000     299,619
   Regions Auto Receivables Trust, 2.63%, 1/16/07 ...........................    300,000     303,154
                                                                                           ---------
                                                                                           1,658,710
                                                                                           ---------
AUTOMOTIVE (0.3%)
   Lear Corp., Series B, 8.11%, 5/15/09 .....................................    200,000     235,250
                                                                                           ---------
BROADCASTING/CABLE (0.8%)
   Clear Channel Communications, 4.63%, 1/15/08 .............................    150,000     154,718
   Comcast Corp., 5.85%, 1/15/10 ............................................    300,000     320,315
   Cox Enterprises, Inc., 8.00%, 2/15/07 (b) ................................    150,000     171,657
                                                                                           ---------
                                                                                             646,690
                                                                                           ---------
BROKERAGE SERVICES (1.9%)
   Goldman Sachs Group, 6.65%, 5/15/09 ......................................    500,000     565,573
   Legg Mason, Inc., 6.75%, 7/2/08 ..........................................    350,000     389,948
   Lehman Brothers Holdings, 7.00%, 2/1/08 ..................................    300,000     338,832
   Morgan Stanley, 5.30%, 3/1/13 ............................................    300,000     306,452
                                                                                           ---------
                                                                                           1,600,805
                                                                                           ---------
BUSINESS SERVICES (0.4%)
   Equifax, Inc., 6.90%, 7/1/28 .............................................    300,000     295,125
                                                                                           ---------
COMMERCIAL BANKS (1.7%)
   Bank of America Corp., 7.75%, 8/15/15 ....................................    400,000     484,383
   Corporation Andina de Fomento California, 5.20%, 5/21/13 .................    300,000     298,597
   Marshall & Ilsley Bank, 6.38%, 9/1/11 ....................................    250,000     278,035
   State Street Corp., 7.35%, 6/15/26 .......................................    300,000     354,471
                                                                                           ---------
                                                                                           1,415,486
                                                                                           ---------
COMMERCIAL BANKS--SOUTHERN U.S. (0.8%)
   Bank One Texas, 6.25%, 2/15/08 ...........................................    600,000     662,250
                                                                                           ---------
COMPUTER SERVICES (0.3%)
   Unisys Corp., 8.13%, 6/1/06 ..............................................    250,000     270,000
                                                                                           ---------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                                 PRINCIPAL
                                                                 AMOUNT($)    VALUE($)
                                                                 ---------   ---------
CORPORATE BONDS, CONTINUED
CONSTRUCTION (0.9%)
   D.R. Horton, Inc., 8.50%, 4/15/12 .......................       200,000     226,000
   KB Home, 8.63%, 12/15/08 ................................       200,000     224,000
   Lafarge North America, 6.38%, 7/15/05 ...................       300,000     318,375
                                                                             ---------
                                                                               768,375
                                                                             ---------
CONSUMER GOODS & SERVICES (0.7%)
   VF Corp., 8.10%, 10/1/05 ................................       500,000     549,375
                                                                             ---------
DATA PROCESSING & REPRODUCTION (0.3%)
   First Data Corp., 5.80%, 12/15/08 .......................       250,000     274,688
                                                                             ---------
ELECTRIC - INTEGRATED (1.0%)
   Alabama Power Co., Series V, 5.60%, 3/15/33 .............       300,000     289,126
   Ohio Power Co., 7.00%, 7/1/04 ...........................       200,000     205,500
   Pepco Holdings, Inc., 3.75%, 2/15/06 ....................       300,000     305,644
                                                                             ---------
                                                                               800,270
                                                                             ---------
ELECTRIC SERVICES (0.4%)
   AEP Texas North Co., Series B, 5.50%, 3/1/13 ............       300,000     307,345
                                                                             ---------
ELECTRONIC COMPONENTS - SEMICONDUCTORS (0.3%)
   Applied Materials, Inc., 7.13%, 10/15/17 ................       250,000     290,938
                                                                             ---------
ENTERTAINMENT (0.4%)
   Harman International Ind., 7.32%, 7/1/07 ................       300,000     333,000
                                                                             ---------
FINANCIAL SERVICES (2.5%)
   Citifinancial, 6.13%, 12/1/05 ...........................       350,000     377,497
   Ford Motor Credit Co., 6.50%, 1/25/07 ...................       300,000     319,567
   General Electric Capital Corp., 6.88%, 11/15/10 .........       300,000     344,891
   General Electric Capital Corp., 6.75%, 3/15/32 ..........       250,000     276,780
   General Motors Acceptance Corp., 6.13%, 2/1/07 ..........       450,000     483,750
   SLM Corp., 4.00%, 1/15/09 ...............................       300,000     302,061
                                                                             ---------
                                                                             2,104,546
                                                                             ---------
FIRE, MARINE, AND CASUALTY INSURANCE (0.4%)
   Berkley Corp., 5.13%, 9/30/10 ...........................       300,000     303,205
                                                                             ---------
FOOD PROCESSING (1.1%)
   Dean Foods Co., 8.15%, 8/1/07 ...........................       300,000     331,500
   General Mills, Inc., 5.13%, 2/15/07 .....................       250,000     265,625
   Hormel Foods Corp., 6.63%, 6/1/11 .......................       300,000     340,500
                                                                             ---------
                                                                               937,625
                                                                             ---------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                                      PRINCIPAL
                                                                       AMOUNT($)     VALUE($)
                                                                      ----------    ---------
CORPORATE BONDS, CONTINUED
HOME DECORATION PRODUCTS (0.6%)
   Leggett & Platt, Inc., 7.65%, 2/15/05 .........................      500,000       533,612
                                                                                    ---------
INDUSTRIAL GASES (0.4%)
   Praxair, Inc., 6.85%, 6/15/05 .................................      300,000       320,140
                                                                                    ---------
INDUSTRIAL GOODS & SERVICES (0.4%)
   Masco Corp., 7.75%, 8/1/29 ....................................      300,000       356,625
                                                                                    ---------
INSURANCE (4.0%)
   Allstate Corp., 7.50%, 6/15/13 ................................      350,000       415,035
   Aon Corp., 8.65%, 5/15/05 .....................................      300,000       324,365
   Chubb Corp., 6.60%, 8/15/18 ...................................      350,000       387,036
   Lincoln National Corp., 9.13%, 10/1/24 ........................      300,000       327,051
   Nationwide CSN Trust, 9.88%, 2/15/25 (b) ......................      300,000       341,008
   Old Republic International Corp., 7.00%, 6/15/07 ..............      350,000       390,849
   Phoenix Home Life Mutual, 6.95%, 12/1/06 (b) ..................      300,000       324,003
   Principal Life Global, 6.25%, 2/15/12 (b) .....................      250,000       272,300
   Protective Life Corp., 7.95%, 7/1/04 ..........................      500,000       514,999
                                                                                    ---------
                                                                                    3,296,646
                                                                                    ---------
MACHINERY - GENERAL INDUSTRIAL (0.5%)
   Dover Corp., 6.45%, 11/15/05 ..................................      350,000       377,563
                                                                                    ---------
MEDICAL EQUIPMENT & SUPPLIES (0.4%)
   Beckman Instruments, Inc., 7.05%, 6/1/26 ......................      300,000       338,051
                                                                                    ---------
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION (1.4%)
   Keyspan Gas East, 7.88%, 2/1/10 ...............................      250,000       299,063
   Laclede Group, Inc., 8.50%, 11/15/04 ..........................      250,000       264,037
   Northern Natural Gas, 5.38%, 10/31/12 (b) .....................      300,000       306,666
   Southern Union Co., 8.25%, 11/15/29 ...........................      250,000       299,742
                                                                                    ---------
                                                                                    1,169,508
                                                                                    ---------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (3.3%)
   Anadarko Finance Co., 7.50%, 5/1/31 ...........................      500,000       585,624
   Burlington Resources, Inc., 7.38%, 3/1/29 .....................      323,000       376,699
   Conoco, Inc., 6.95%, 4/15/29 ..................................      325,000       368,469
   EOG Resources, Inc., 6.00%, 12/15/08 ..........................      300,000       328,683
   National Fuel Gas Co., 6.30%, 5/27/08 .........................      300,000       330,578
   Pemex Project, 7.38%, 12/15/14 ................................      200,000       213,500
   Pioneer Natural Resource, 6.50%, 1/15/08 ......................      300,000       324,727
   XTO Energy, Inc., 7.50%, 4/15/12 ..............................      200,000       226,000
                                                                                    ---------
                                                                                    2,754,280
                                                                                    ---------
OPERATIVE BUILDERS (0.1%)
   Centex Corp., 7.38%, 6/1/05 ...................................      100,000       106,578
                                                                                    ---------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                                PRINCIPAL
                                                                 AMOUNT($)        VALUE($)
                                                                ---------        ----------
CORPORATE BONDS, CONTINUED
PAPER PRODUCTS (1.3%)
    Boise Cascade Co., 7.50%, 2/1/08 ........................    300,000            321,933
    Sonoco Products, 7.00%, 11/15/04 ........................    250,000            261,875
    Westvaco Corp., 6.85%, 11/15/04 .........................    500,000            520,000
                                                                                 ----------
                                                                                  1,103,808
                                                                                 ----------
PHARMACEUTICALS (0.3%)
    Cardinal Health, Inc., 6.25%, 7/15/08 ...................    250,000            276,445
                                                                                 ----------
PUBLISHING: NEWSPAPERS (1.4%)
    Knight- Ridder, Inc., 7.13%, 6/1/11 .....................    500,000            578,562
    Thomson Corp., 6.20%, 1/5/12 ............................    500,000            549,375
                                                                                 ----------
                                                                                  1,127,937
                                                                                 ----------
REAL ESTATE (0.4%)
    EOP Operating LP, 7.00%, 7/15/11 ........................    300,000            338,524
                                                                                 ----------
RETAIL - FOOD (1.3%)
    Albertson's, Inc., 6.55%, 8/1/04 ........................    363,000            371,605
    Kroger Co., 7.63%, 9/15/06 ..............................    300,000            334,328
    YUM! Brands, Inc., 8.88%, 4/15/11 .......................    300,000            363,750
                                                                                 ----------
                                                                                  1,069,683
                                                                                 ----------
SURGICAL AND MEDICAL INSTRUMENTS (0.4%)
    Guidant Corp., 6.15%, 2/15/06 ...........................    300,000            321,250
                                                                                 ----------
TELEPHONE - INTEGRATED (1.1%)
    GTE California, Inc., 7.65%, 3/15/07 ....................    300,000            338,915
    Sprint Capital Corp., 7.63%, 1/30/11 ....................    300,000            336,281
    Verizon New York, Inc., Series A, 6.88%, 4/1/12 .........    250,000            276,627
                                                                                 ----------
                                                                                    951,823
                                                                                 ----------
TRANSPORTATION SERVICES (2.2%)
    CSX Corp., 7.25%, 5/1/04 ................................    500,000            508,750
    Golden State Petroleum Transportation, 8.04%, 2/1/19 ....    250,000            243,230
    Union Tank Car Co., 7.13%, 2/1/07 .......................    400,000            445,000
    United Parcel Service, 8.38%, 4/1/30 ....................    500,000            678,749
                                                                                 ----------
                                                                                  1,875,729
                                                                                 ----------
UTILITIES - NATURAL GAS (0.7%)
    Michigan Consolidated Gas Co., 8.25%, 5/1/14 ............    500,000            623,125
                                                                                 ----------
TOTAL CORPORATE BONDS                                                            30,677,198
                                                                                 ----------

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                                                 PRINCIPAL
                                                                                 AMOUNT($)    VALUE($)
                                                                                 ---------   ---------
CORPORATE NOTES (1.0%)
COMMUNITY DEVELOPMENT (1.0%)
     MMA Community Development Investment, Inc., 1.44%, 1/1/04+(c) ......          525,000     525,000
     MMA Community Development Investment, Inc., 0.96%, 1/1/04+(c) ......          350,000     350,000
                                                                                             ---------

TOTAL CORPORATE NOTES ...................................................                      875,000
                                                                                             ---------

MEDIUM TERM NOTES (0.3%)
ELECTRIC - INTEGRATED (0.3%)
     Puget Sound Energy, Inc., 6.74%, 6/15/18 ...........................          250,000     274,063
                                                                                             ---------

TOTAL MEDIUM TERM NOTES .................................................                      274,063
                                                                                             ---------

MUTUAL FUNDS (1.6%)
     Pax World High Yield Fund ..........................................          153,307   1,324,570
                                                                                             ---------

TOTAL MUTUAL FUNDS ......................................................                    1,324,570
                                                                                             ---------
U.S. GOVERNMENT AGENCIES (57.2%)
FANNIE MAE (27.6%)
     2.25%, 5/15/06 .....................................................        1,750,000   1,749,991
     7.38%, 9/1/06 ......................................................          450,000     479,966
     4.75%, 1/2/07 ......................................................        1,000,000   1,053,283
     5.25%, 1/15/09 .....................................................        2,050,000   2,206,291
     7.25%, 1/15/10 .....................................................        1,750,000   2,063,303
     6.63%, 11/15/10 ....................................................        1,400,000   1,608,566
     7.45%, 10/1/11 .....................................................          463,695     516,088
     4.38%, 9/15/12 .....................................................          500,000     494,679
     4.38%, 7/17/13 .....................................................        1,500,000   1,435,946
     6.00%, 4/1/16 ......................................................          641,819     673,936
     6.00%, 8/1/16 ......................................................          200,417     210,441
     6.00%, 11/1/16 .....................................................          336,766     353,611
     6.00%, 11/1/16 .....................................................          392,217     411,835
     5.50%, 12/1/16 .....................................................          657,755     682,441
     5.50%, 2/1/17 ......................................................          204,343     212,012
     5.00%, 10/1/17 .....................................................          447,225     456,671
     5.00%, 3/1/18 ......................................................          435,545     444,784
     5.00%, 7/1/18 ......................................................          420,029     428,940
     5.00%, 9/1/18 ......................................................          741,540     757,271
     7.00%, 11/1/19 .....................................................           76,614      81,294
     7.00%, 1/1/24 ......................................................          283,595     300,290
     8.50%, 9/1/26 ......................................................          293,509     320,417
     7.00%, 8/1/29 ......................................................          385,013     407,678
     6.50%, 6/1/32 ......................................................          407,830     426,586

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                             PRINCIPAL
                                              AMOUNT($)    VALUE($)
                                             ----------   ----------
U.S. GOVERNMENT AGENCIES, CONTINUED
FANNIE MAE, continued
    6.00%, 10/1/32 .......................      906,639      937,566
    5.00%, 2/1/33 ........................    1,887,628    1,868,925
    5.50%, 3/1/33 ........................    1,057,192    1,071,517
    5.50%, 4/1/33 ........................    1,255,237    1,272,220
                                                          ----------
                                                          22,926,548
                                                          ----------
FEDERAL HOME LOAN BANK (3.4%)
    3.63%, 10/15/04 ......................      500,000      509,155
    3.75%, 8/15/07 .......................    1,000,000    1,023,324
    6.63%, 11/15/10 ......................      900,000    1,030,500
    3.88%, 6/14/13 .......................      300,000      283,539
                                                          ----------
                                                           2,846,518
                                                          ----------
FREDDIE MAC (21.8%)
    6.88%, 1/15/05 .......................      860,000      908,564
    2.75%, 3/15/08 .......................    1,250,000    1,230,014
    4.00%, 9/1/10 ........................      742,271      746,699
    5.50%, 7/1/17 ........................      651,639      675,896
    5.00%, 10/1/17 .......................      592,881      604,377
    5.50%, 11/1/17 .......................      806,184      836,193
    6.00%, 2/1/18 ........................      687,990      721,950
    5.00%, 5/1/18 ........................      526,273      536,780
    5.00%, 6/1/18 ........................      451,766      460,785
    4.50%, 6/1/18 ........................    1,206,705    1,207,966
    5.00%, 9/1/18 ........................      587,785      599,135
    5.00%, 9/1/18 ........................      588,550      600,300
    5.00%, 10/1/18 .......................      591,704      603,517
    5.00%, 11/1/18 .......................      597,754      609,687
    5.00%, 7/1/23 ........................    1,002,462    1,006,313
    6.75%, 9/15/29 .......................    1,100,000    1,265,693
    7.00%, 2/1/30 ........................      559,437      591,913
    7.50%, 7/1/30 ........................      456,910      490,661
    6.50%, 2/1/31 ........................       73,116       76,584
    7.00%, 3/1/31 ........................      280,998      297,311
    6.75%, 3/15/31 .......................    1,218,000    1,406,791
    6.50%, 5/1/31 ........................      148,681      155,503
    6.50%, 8/1/31 ........................      135,723      142,161
    6.50%, 2/1/32 ........................      467,688      489,872
    6.00%, 10/1/32 .......................      689,131      712,431
    5.50%, 8/1/33 ........................    1,213,874    1,229,159
                                                          ----------
                                                          18,206,255
                                                          ----------
GOVERNMENT NATIONAL MORTGAGE ASSOC. (4.3%)
    6.88%, 9/15/08 .......................      272,402      287,109
    7.50%, 2/15/23 .......................      270,421      271,676
    7.00%, 12/20/30 ......................      202,121      214,891

MMA PRAXIS INTERMEDIATE INCOME FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                                              PRINCIPAL
                                                                              AMOUNT($)      VALUE($)
                                                                              ---------     ---------
U.S. GOVERNMENT AGENCIES, CONTINUED
GOVERNMENT NATIONAL MORTGAGE ASSOC., continued
    6.50%, 4/20/31 ................................................             274,804         289,325
    6.50%, 7/20/31 ................................................             361,797         380,911
    7.00%, 10/20/31 ...............................................             128,235         136,308
    6.50%, 10/20/31 ...............................................             284,985         300,043
    7.00%, 3/20/32 ................................................             640,753         680,838
    6.93%, 9/15/39 ................................................             429,407         481,485
    6.85%, 10/15/39 ...............................................             489,993         547,950
                                                                                           ------------
                                                                                              3,590,536
                                                                                           ------------
SMALL BUSINESS ADMINISTRATION (0.1%)
    1.75%, 1/25/04 + ..............................................              42,098          42,165
    7.35%, 8/10/05 ................................................              61,812          65,674
                                                                                           ------------
                                                                                                107,839
                                                                                           ------------

TOTAL U.S. GOVERNMENT AGENCIES ....................................                          49,427,696
                                                                                           ------------

U.S. GOVERNMENT AGENCIES*-DISCOUNT NOTES (2.19%)
    0.00%, 1/2/04 .................................................           1,750,000       1,750,000
                                                                                           ------------

U.S. TREASURY OBLIGATIONS (0.0%)
PRIVATE EXPORT FUNDING (0.0%)
 Export Funding Trust, Series 1994-A, Class A, 7.89%, 2/15/05 ......             37,500          38,801
                                                                                           ------------

TOTAL U.S. TREASURY OBLIGATIONS ...................................                              38,801
                                                                                           ------------

TOTAL INVESTMENTS (COST $80,401,547) (a) - 99.3% ..................                          82,910,023
    Other assets in excess of liabilities - 0.7% ..................                             597,765
                                                                                           ------------
    NET ASSETS - 100.0% ...........................................                        $ 83,507,788
                                                                                           ============

-----------------
(a) Represents cost for financial reporting purposes, is substantially the same cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation ........       $ 2,803,253
Unrealized depreciation ........          (294,777)
                                       -----------
Net unrealized appreciation ....       $ 2,508,476
                                       ===========

(b) 144A security which is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933.

    These securities have been deemed illiquid under guidelines established by the Board of Trustees.

*   Rates disclosed represent effective yield at purchase.

+ Rates presented are the rates in effect at December 31, 2003. Date presented reflects next rate change date.
ACES -Automatic Common Exchange Securities

See notes to financial statements.

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
Investments, at value (cost $79,526,547) ........................    $ 82,035,023
Investment in affiliates, at value (cost $875,000) ..............         875,000
                                                                     ------------
        Total Investments .......................................      82,910,023
                                                                     ------------
Cash ............................................................       1,545,700
Interest receivable .............................................         964,353
Prepaid expenses ................................................          24,688
                                                                     ------------
        Total Assets ............................................      85,444,764
                                                                     ------------
LIABILITIES:
Distributions payable to shareholders ...........................         627,286
Payable for investments purchased ...............................       1,236,542
Accrued expenses and other payables:
   Investment advisory fees .....................................             286
   Administration fees ..........................................          21,186
   Distribution fees ............................................          34,652
   Shareholder servicing fees ...................................           3,538
   Other ........................................................          13,486
                                                                     ------------
        Total Liabilities .......................................       1,936,976
                                                                     ------------
NET ASSETS:
Capital .........................................................      82,696,159
Distributions in excess of net investment income ................          19,472
Accumulated net realized losses from investment transactions ....      (1,716,319)
Net unrealized appreciation from investments ....................       2,508,476
                                                                     ------------
        Net Assets ..............................................    $ 83,507,788
                                                                     ============
Net Assets
   Class A ......................................................    $ 39,269,842
   Class B ......................................................      44,237,946
                                                                     ------------
        Total ...................................................    $ 83,507,788
                                                                     ============
Shares Outstanding
(unlimited number of shares authorized with $.01 par value)
   Class A ......................................................       3,931,663
   Class B ......................................................       4,432,792
                                                                     ------------
        Total ...................................................       8,364,455
                                                                     ============
Net asset value
   Class A - Redemption price per share .........................    $       9.99
                                                                     ============
   Class A - Maximum Sales Charge ...............................            3.75%
                                                                     ============
      Class A - Maximum Offering Price Per Share
        (100%/(100%-Maximum Sales Charge) of
        net asset value adjusted to the nearest cent) ...........    $      10.38
                                                                     ============
   Class B - offering price per share* ..........................    $       9.98
                                                                     ============

-------------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME:
Interest ...........................................................      $ 3,654,253
Dividends ..........................................................           81,786
Interest from affiliates ...........................................           13,776
                                                                          -----------
    Total Investment Income ........................................        3,749,815
                                                                          -----------
EXPENSES:
Investment advisory fees ...........................................          398,349
Administration fees ................................................          181,798
Distribution fees-Class A ..........................................           90,092
Distribution fees-Class B ..........................................          327,247
Shareholder servicing fees-Class A .................................           90,092
Shareholder servicing fees-Class B .................................          109,082
Custodian fees .....................................................            7,057
Accounting fees ....................................................           26,677
Trustees' fees and expenses ........................................            8,352
Transfer agent fees ................................................          117,041
Other expenses .....................................................          117,382
                                                                          -----------
    Total expenses before reductions/ reimbursements ...............        1,473,169
  Expenses reimbursed by Investment Advisor ........................         (384,992)
  Expenses reduced by Administrator ................................          (19,505)
  Expenses reduced by Distributor ..................................         (195,401)
                                                                          -----------
    Net Expenses ...................................................          873,271
                                                                          -----------

Net Investment Income ..............................................        2,876,544
                                                                          -----------
NET REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS:
Net realized gains from investment transactions ....................        1,231,516
Change in unrealized appreciation/ depreciation from investments ...       (1,465,704)
                                                                          -----------
Net realized/ unrealized losses on investments .....................         (234,188)
                                                                          -----------
Change in net assets resulting from operations .....................      $ 2,642,356
                                                                          ===========

See notes to financial statements.

MMA PRAXIS INTERMEDIATE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Year Ended      Year Ended
                                                                            December 31,    December 31,
                                                                                2003            2002
                                                                            ------------    ------------
FROM INVESTMENT ACTIVITIES:
Net investment income ................................................      $  2,876,544    $  3,221,076
Net realized gains/ losses from investment transactions ..............         1,231,516        (622,363)
Change in unrealized appreciation/ depreciation from investments .....        (1,465,704)      3,157,977
                                                                            ------------    ------------
Change in net assets resulting from operations .......................         2,642,356       5,756,690
                                                                            ------------    ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income ........................................        (1,536,070)     (1,498,300)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income ........................................        (1,657,221)     (1,762,762)
                                                                            ------------    ------------
Change in net assets from distributions to shareholders ..............        (3,193,291)     (3,261,062)
                                                                            ------------    ------------
Change in net assets from capital transactions .......................        10,123,508       8,695,041
                                                                            ------------    ------------
Change in net assets .................................................         9,572,573      11,190,669

Net Assets:
   Beginning of period ...............................................        73,935,215      62,744,546
                                                                            ------------    ------------
   End of period .....................................................      $ 83,507,788    $ 73,935,215
                                                                            ============    ============

See notes to financial statements.

MMA PRAXIS INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS


For a share outstanding throughout the period indicated.

                                                                               Class A Shares
                                                  ------------------------------------------------------------------------
                                                   Year Ended     Year Ended     Year Ended     Year Ended     Period Ended
                                                  December 31,    December 31,   December 31,   December 31,   December 31,
                                                      2003           2002           2001           2000          1999 (a)
                                                  ------------    ------------   ------------   ------------   -----------
Net Asset Value, Beginning of Period ..........    $    10.05     $     9.69     $     9.62     $     9.46     $     9.88
                                                   ----------     ----------     ----------     ----------     ----------
Investment Activities:
   Net investment income ......................          0.39           0.48           0.54           0.58           0.33
   Net realized and unrealized gains (losses)
     from investments .........................         (0.03)          0.37           0.07           0.16          (0.37)
                                                   ----------     ----------     ----------     ----------     ----------
   Total from Investment Activities ...........          0.36           0.85           0.61           0.74          (0.04)
                                                   ----------     ----------     ----------     ----------     ----------
Distributions:
   Net investment income ......................         (0.42)         (0.49)         (0.54)         (0.58)         (0.37)
   Net realized gains .........................            --             --             --             --          (0.01)
                                                   ----------     ----------     ----------     ----------     ----------
   Total Distributions ........................         (0.42)         (0.49)         (0.54)         (0.58)         (0.38)
                                                   ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period ................    $     9.99     $    10.05     $     9.69     $     9.62     $     9.46
                                                   ==========     ==========     ==========     ==========     ==========
Total Return (excludes sales charge) ..........          3.67%          9.02%          6.47%          8.03%         (0.45%) (b)

Ratios/Supplemental Data:
   Net Assets at end of period (000) ..........    $   39,270     $   32,391     $   26,931     $   20,410     $   17,670
   Ratio of expenses to average net assets ....          0.85%          0.85%          0.85%          0.85%          0.85%(c )
   Ratio of net investment income to
     average net assets .......................          3.85%          4.94%          5.59%          6.15%          5.81%(c )
   Ratio of expenses to average net assets* ...          1.58%          1.69%          1.65%          1.66%          1.66%(c )
   Portfolio turnover (d) .....................         47.58%         58.16%         36.00%         49.66%         37.78%

-----------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA PRAXIS INTERMEDIATE INCOME FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                                  ------------------------------------------------------------------------
                                                   Year Ended     Year Ended     Year Ended     Year Ended      Year Ended
                                                  December 31,    December 31,   December 31,   December 31,   December 31,
                                                      2003           2002           2001           2000            1999
                                                  ------------    ------------   ------------   ------------   -----------
Net Asset Value, Beginning of Period .........    $     10.05     $     9.69     $     9.61     $     9.46     $    10.17
                                                  -----------     ----------     ----------     ----------     ----------
Investment Activities:
   Net investment income .....................           0.34           0.45           0.52           0.55           0.54
   Net realized and unrealized gains (losses)
     from investments ........................          (0.03)          0.36           0.07           0.15          (0.73)
                                                  -----------     ----------     ----------     ----------     ----------
  Total from Investment Activities ..........            0.31           0.81           0.59           0.70          (0.19)
                                                  -----------     ----------     ----------     ----------     ----------
Distributions:
   Net investment income .....................          (0.38)         (0.45)         (0.51)         (0.55)         (0.51)
   Net realized gains ........................             --             --             --             --          (0.01)
                                                  -----------     ----------     ----------     ----------     ----------
   Total Distributions .......................          (0.38)         (0.45)         (0.51)         (0.55)         (0.52)
                                                  -----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period ...............    $      9.98     $    10.05     $     9.69     $     9.61     $     9.46
                                                  ===========     ==========     ==========     ==========     ==========
Total Return (excludes redemption charge) ....           3.14%          8.64%          6.21%          7.68%         (1.90%)

Ratios/Supplemental Data:
Net Assets at end of period (000) .........       $    44,238     $   41,544     $   35,814     $   33,212     $   33,111
Ratio of expenses to average net assets ...              1.30%          1.20%          1.20%          1.20%          1.16%
Ratio of net investment income to
  average net assets ......................              3.41%          4.59%          5.26%          5.79%          5.35%
Ratio of expenses to average net assets* ..              2.07%          2.19%          2.15%          2.16%          2.17%
Portfolio turnover (a) ....................             47.58%         58.16%         36.00%         49.66%         37.78%

-----------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

This page intentionally left blank.

MMA PRAXIS CORE STOCK FUND
ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

Spurred on by better than 8 percent growth in the economy during the third quarter, U.S. stocks tacked on double-digit gains in the fourth quarter of 2003, capping off a very strong year for U.S. stock markets. Investors led the Standard & Poor's 500 Index(1) to a 12.2 percent return for the fourth quarter, rivaling the 15 percent return generated in the second quarter when stocks recovered from a sharp bottom. By just about any measure, the rally and its persistence have been impressive.

While the rally benefited almost all stocks, the real story for 2003 was the tremendous success of small cap, low priced, and formerly maligned stocks. If the small, low priced, formerly maligned stock happened to be in the technology sector, all the better. A few extraordinary examples include former technology sector darlings, Nortel and Lucent. At their nadirs at the end of the third quarter of 2002, they both traded at about five times apiece, representing a greater than 99 percent loss from their apexes only a few years earlier. Business was dire and investors openly wondered whether they would file for bankruptcy. Instead, they skirted disaster and went on to register huge gains over the next 15-and-a-half months as Nortel rose over 1,000 percent and Lucent rose nearly 500 percent through the middle of January 2003. The surprise was not that stocks sensitive to the economic cycle turned in good performance as the economy strengthened, but that they performed as spectacularly as they did.(2)

Another factor that contributed to strong performance was persistently low interest rates that encouraged mortgage refinancing. Many homeowners chose to take advantage of the low rates by taking cash in the form of home equity loans rather than lowering their monthly payments. The Bush administration also pulled the fiscal policy lever of tax cuts to keep the American consumer on its lengthening shopping spree. In short, the monetary and fiscal policy pump priming of the last few years has led to gushing economic improvements.

PORTFOLIO REVIEW

As mentioned in the MMA Praxis Mutual Funds President's letter, MMA Praxis Core Stock Fund enjoyed some of the benefits of the stock market rally. However, we are disappointed that we trailed the broad market indexes by a significant margin after outperforming during the three previous years. While some of the fund's underperformance is due to not owning the stocks and sectors that did best during the year (because our discipline precludes us from investing in them), we believe a portion of the underperformance is due to our tardiness to the stock rally party. That is, while we owned some stocks that benefited greatly from the market recovery, we didn't have enough of them and we were slow to add more. We underestimated the strength and persistence in the recovery and we overestimated investors' fear of risk.

From a portfolio perspective, stock specific decisions and the cash we held represented over half of the fund's underperformance versus its benchmark. Our largest holdings tended to be safer companies that had weathered the 3-year bear market quite well, but that did not participate fully

-----------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy securities.

    PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

in the market rally. While we also held some stocks that generated very strong returns, they represented a disproportionately small portion of the fund. Our industry-level decisions also contributed to our relative underperformance while portfolio construction choices were slightly positive.

At the stock level, technology holdings in the fund performed particularly well, with stocks like Intel, Altera, Cisco, and Texas Instruments all generating returns greater than 80 percent for the year. While strong in absolute terms, even these returns pale in comparison to other technology stocks like Lucent and Nortel, as described above.(1)

Other areas of strength included Dollar General, which delivered nearly 50 percent gains in the second quarter as it recovered from a period of weak returns and concern about an ongoing Securities and Exchange Commission (SEC) investigation. The company had earlier adjusted its financial statements to explain the accounting issues in question, and when details about the investigation were finally released in early December, the stock responded with a slight blip. It quickly returned to its upward trajectory. Many more stocks in the fund generated strong performance for the year, but their stories were insignificant by comparison to the soaring moves in the riskiest areas of the market.(1)

Only a handful of holdings lost value during the year and some of the fund's underperformance came from stocks whose returns, while positive, significantly trailed the market averages. In terms of its impact on fund performance, Newell Rubbermaid's 23 percent drop was the most significant loser for the year. The company has struggled under CEO Joe Galli's leadership to revitalize the company. We believe that while effective, his efforts to prune underperforming products and to cease selling to customers in weak financial positions, such as Kmart, have not borne fruit as soon as many investors had expected.(1)

Another stock whose poor showing hurt the fund was the pharmaceutical giant Merck. The stock traded lower through the second half of the year as the company announced problems with drugs it was developing to fill its pipeline. As with all big drug companies, Merck has to come up with new and better answers to the world's medical problems to replace revenue it loses when previous blockbusters lose their patent protection. We continue to hold Merck on the belief it may recover its research and development edge in coming years.(1)

A few subsectors stood out for their contribution to our underperformance, including the energy equipment and services sector whose constituents did moderately well, but in which our holdings performed poorly.

Most of the purchase activity in the fund during the latter half of the year consisted of adding to existing positions, but we added a few names as well. In the fourth quarter we bought MBNA, the world's largest independent credit card lender. Its leadership in affinity cards and potential improvements in loss rates as the economy may continue to recover, could bode well for the company for 2004. We believe its addition to the fund adds economic sensitivity and diversifies our overweight to banks and insurance companies. We also bought diversified food company General Mills, which we believe should continue to pay down debt and to recognize additional

-----------------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

cost cutting benefits from its acquisition of Pillsbury. We believe it is a steady, dividend paying, bellwether that is trading at a discount to its recent history, and we think it is positioned to do well as the economic recovery matures.(1)

On the sell side, we sold Altera late in the year to lock in more than 100 percent gains for the year as the stock began to discount profit growth faster than we could justify. We also sold Safeway as labor strikes at the company's stores in California and lingering operational challenges pressured its near term outlook. Finally, we sold Sun Microsystems on the expectation that it would not return to its prior strength, and sold Fifth Third Bancorp as the luster came off of the one-time growth story.

OUTLOOK

We look forward to a potentially good year for stocks in 2004 and believe the economy should continue to improve, though likely at a slower pace than we saw in the third quarter. We believe corporate profits are likely to improve as well, but at a slower pace than they did this year because of more difficult comparisons as companies may be lapping strong gains they had in 2003. Thus we believe it could be harder for companies to register strong profit growth in 2004, on top of already robust results in 2003. We think corporate profit growth in the 10 percent range is reasonable and that stocks are currently neither vastly undervalued nor overvalued. With the next move in interest rates potentially upward as the year wears on, the ratio of stock prices relative to corporate profits is not likely to expand. In short, we believe there should be a more "normal" year in terms of stock performance for 2004 where large company stocks should do well as the economic recovery matures.

With this in mind, we plan to arrange the portfolio to be a bit more cyclically sensitive in the first half of the year with a close eye toward higher interest rates and slower, more sustained economic growth in the latter half. Even if the Fed doesn't see fit to raise short-term interest rates by the end of the year, we believe investors will anticipate the move and send rates higher, placing some pressure on stock prices.

Despite our disappointing relative performance in 2003, we have no plans to change the core of what we look for in a potential holding for the fund. That is, we continue to seek quality companies whose products lead markets and whose stocks trade at a reasonable level in comparison to their projected profits.

Chad M. Horning, CFA
MMA Praxis Core Stock Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Core Stock Fund Co-Manager

-----------------
(1) Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

MMA PRAXIS CORE STOCK FUND
PERFORMANCE REVIEW
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

                                     [BAR CHART]

                   INCEPTION                                                 SINCE
                      DATE          1 YEAR        3 YEAR        5 YEAR     INCEPTION
                   ---------        ------        ------        ------     ---------
Class A             5/12/99         18.77%        -3.61%         0.10%       7.86%
Class A*            5/12/99         12.53%        -5.33%        -0.98%       7.29%

Class B             1/4/94          17.97%        -4.22%        -0.50%       7.54%
Class B**           1/4/94          13.97%        -4.86%        -0.67%       7.54%

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

GROWTH OF $10,000 INVESTMENT 1/4/94 TO 12/3103

                                 [PERFORMANCE GRAPH]

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 1/4/94 to 12/31/03, and represents the reinvestment of dividends and capital gains in the fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*   Reflects maximum front-end sales charge of 5.25%.

**  Reflects applicable contingent deferred sales charge of 4.00%.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 1/4/94.

(1) The S&P 500 Composite Stock Price Index (the "S&P 500(R) Index")is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

(2) The Domini 400 Social Index is an unmanaged index of 400 common stocks that pass multiple, broad-based social screens and is intended to be generally representative of the socially responsible investment market.

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2003

                                                         SHARES        VALUE($)
                                                       ----------     ----------
COMMON STOCKS (95.9%)

BANKS (6.9%)
   Bank of America Corp...........................         45,000      3,619,350
   Bank One Corp..................................         63,000      2,872,170
   Wells Fargo Co.................................         88,000      5,182,320
                                                                      ----------
                                                                      11,673,840
                                                                      ----------
BEVERAGES (2.6%)
   PepsiCo, Inc...................................         94,000      4,382,280
                                                                      ----------
CHEMICALS - GENERAL (1.6%)
   Air Products & Chemicals, Inc..................         51,000      2,694,330
                                                                      ----------
COMPUTERS & PERIPHERALS (5.0%)
   Cisco Systems, Inc. (b)........................        124,000      3,011,960
   Dell, Inc. (b).................................         56,000      1,901,760
   Intel Corp.....................................        110,000      3,542,000
                                                                      ----------
                                                                       8,455,720
                                                                      ----------
CONSUMER GOODS & SERVICES (2.8%)
   Procter & Gamble Co............................         47,000      4,694,360
                                                                      ----------
COSMETICS & TOILETRIES (2.8%)
   Gillette Co....................................         55,000      2,020,150
   Kimberly Clark Corp............................         45,000      2,659,050
                                                                      ----------
                                                                       4,679,200
                                                                      ----------
ELECTRONIC & ELECTRICAL - GENERAL (5.5%)
   Emerson Electric Co............................         68,000      4,403,000
   Jabil Circuit, Inc. (b)........................         95,000      2,688,500
   Texas Instruments, Inc.........................         34,000        998,920
   Thomas & Betts Corp............................         50,000      1,144,500
                                                                      ----------
                                                                       9,234,920
                                                                      ----------
FINANCIAL SERVICES (6.8%)
   Citigroup, Inc.................................         88,000      4,271,520
   Fannie Mae.....................................         64,000      4,803,840
   MBNA Corp......................................         97,000      2,410,450
                                                                      ----------
                                                                      11,485,810
                                                                      ----------
FOOD DISTRIBUTORS & WHOLESALERS (1.3%)
   Sysco Corp.....................................         58,100      2,163,063
                                                                      ----------
FOOD PRODUCTS (2.1%)
   General Mills, Inc.............................         35,490      1,607,697
   Sara Lee Corp..................................         86,000      1,867,060
                                                                      ----------
                                                                       3,474,757
                                                                      ----------

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                           SHARES      VALUE($)
                                                         ----------   ----------
COMMON STOCKS, CONTINUED

HOME DECORATION PRODUCTS (1.5%)
   Newell Rubbermaid, Inc.............................      112,000    2,550,240
                                                                      ----------

INDUSTRIAL GOODS & SERVICES (2.2%)
   Masco Corp.........................................      138,000    3,782,580
                                                                      ----------

INSURANCE (7.4%)
   Allstate Corp .....................................       80,000    3,441,600
   American International Group, Inc..................       61,000    4,043,080
   Chubb Corp.........................................       46,000    3,132,600
   Protective Life Corp...............................       54,000    1,827,360
                                                                      ----------
                                                                      12,444,640
                                                                      ----------
MANUFACTURING (2.3%)
   3M Co..............................................       16,000    1,360,480
   Dover Corp.........................................       63,000    2,504,250
                                                                      ----------
                                                                       3,864,730
                                                                      ----------
MEDICAL SUPPLIES (6.6%)
   Biomet, Inc........................................       57,000    2,075,370
   Johnson & Johnson, Inc.............................       88,000    4,546,080
   Medtronic, Inc.....................................       94,000    4,569,340
                                                                      ----------
                                                                      11,190,790
                                                                      ----------
MULTIMEDIA (0.8%)
   Time Warner, Inc. (b)..............................       74,000    1,331,260
                                                                      ----------
NEWSPAPERS (1.2%)
   Gannett Co., Inc...................................       21,900    1,952,604
                                                                      ----------
OFFICE EQUIPMENT & SERVICES (2.2%)
   Pitney Bowes, Inc .................................       92,000    3,737,040
                    .                                                 ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (3.3%)
   Anadarko Petroleum Corp............................       48,000    2,448,480
   ENSCO International, Inc...........................       50,000    1,358,500
   Transocean Sedco Forex, Inc. (b)...................       73,000    1,752,730
                                                                      ----------
                                                                       5,559,710
                                                                      ----------
OIL - INTEGRATED (2.6%)
   BP Amoco PLC ADR...................................       90,000    4,441,500
                                                                      ----------
OILFIELD SERVICES & EQUIPMENT (0.7%)
   Schlumberger Ltd...................................       21,000    1,149,120
                                                                      ----------

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                      SHARES($)        VALUE($)
                                                     ----------      -----------
COMMON STOCKS, CONTINUED

PACKAGING/CONTAINERS (1.5%)
    Sonoco Products Co....................              104,000        2,560,480
                                                                     -----------
PHARMACEUTICALS (9.0%)
    Cardinal Health, Inc..................               93,000        5,687,880
    Merck & Co., Inc......................               69,000        3,187,800
    Pfizer, Inc...........................              175,000        6,182,750
                                                                     -----------
                                                                      15,058,430
                                                                     -----------
RAILROADS (1.4%)
    Norfolk Southern Corp.................               98,000        2,317,700
                                                                     -----------
RESTAURANTS (1.7%)
    Darden Restaurants, Inc...............               67,500        1,420,200
    Wendy's International, Inc............               37,000        1,451,880
                                                                     -----------
                                                                       2,872,080
                                                                     -----------
RETAIL (5.9%)
    Dollar General Corp...................              116,562        2,446,636
    Lowe's Cos., Inc......................               62,000        3,434,180
    Target Corp...........................              106,000        4,070,400
                                                                     -----------
                                                                       9,951,216
                                                                     -----------
SOFTWARE & COMPUTER SERVICES (5.5%)
    First Data Corp.......................               55,000        2,259,950
    Microsoft Corp........................              175,000        4,819,500
    Oracle Corp. (b)......................              167,000        2,204,400
                                                                     -----------
                                                                       9,283,850
                                                                     -----------
TECHNOLOGY (0.4%)
    Applied Materials, Inc. (b)...........               32,000          718,400
                                                                     -----------
TELECOMMUNICATIONS (2.3%)
    AT&T Wireless Services, Inc. (b)......               78,342          625,953
    SBC Communications, Inc...............               65,000        1,694,550
    Verizon Communications, Inc...........               46,000        1,613,680
                                                                     -----------
                                                                       3,934,183
                                                                     -----------
TOTAL COMMON STOCKS.......................                           161,638,833
                                                                     -----------

MMA PRAXIS CORE STOCK FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                                     PRINCIPAL
                                                                      AMOUNT($)       VALUE($)
                                                                    ------------    ------------
CORPORATE NOTES (1.2%)
COMMUNITY DEVELOPMENT (1.2%)
   MMA Community Development Investment, Inc., 0.96%, 1/1/04+ (c)..      395,000         395,000
   MMA Community Development Investment, Inc., 1.44%, 1/1/04+ (c)..    1,570,000       1,570,000
                                                                                    ------------
TOTAL CORPORATE NOTES..............................................                    1,965,000
                                                                                    ------------
U.S. GOVERNMENT AGENCIES * - DISCOUNT NOTES (2.2%)

FEDERAL HOME LOAN MORTGAGE CORPORATION (1.2%)
   1.04%, 1/6/04...................................................    2,000,000       1,999,780
                                                                                    ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (1.0%)
   1.00%, 1/26/04..................................................    1,750,000       1,748,845
                                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCIES * - DISCOUNT NOTES..................                    3,748,625
                                                                                    ------------
TOTAL INVESTMENTS (COST $157,962,029)(a) - 99.3%...................                  167,352,458
   Other assets in excess of liabilities - 0.7%....................                    1,240,038
                                                                                    ------------
   NET ASSETS - 100.0%.............................................                 $168,592,496
                                                                                    ============

-----------------
(a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation........         $ 27,455,262
Unrealized depreciation........          (18,064,833)
                                        ------------
Net unrealized appreciation....         $  9,390,429
                                        ============

(b) Represents non-income producing securities.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933.

    These securities have been deemed illiquid under guidelines established by the Board of Trustees.

*   Effective yield at purchase.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2003. Date presented reflects next rate change date

ADR - American Depositary Receipt
PLC - Public Liability Co.

See notes to financial statements.

MMA PRAXIS CORE STOCK FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
Investments, at value (cost $155,997,029) ............................   $ 165,387,458
Investment in affiliates, at value (cost $1,965,000) .................       1,965,000
                                                                         -------------
        Total Investments ............................................     167,352,458
                                                                         -------------
Cash .................................................................       1,224,344
Interest and dividends receivable ....................................         180,294
Receivable for capital shares issued .................................           9,902
Prepaid expenses .....................................................          32,409
                                                                         -------------
        Total Assets .................................................     168,799,407
                                                                         -------------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees ..........................................          28,333
   Distribution fees .................................................          87,649
   Shareholder servicing fees ........................................          29,783
   Other .............................................................          61,146
                                                                         -------------
        Total Liabilities ............................................         206,911
                                                                         -------------
NET ASSETS:
Capital ..............................................................     182,251,742
Accumulated net realized losses from investment transactions .........     (23,049,675)
Net unrealized appreciation from investments .........................       9,390,429
                                                                         -------------
        Net Assets ...................................................   $ 168,592,496
                                                                         =============
Net Assets
   Class A ...........................................................   $  41,244,038
   Class B ...........................................................     127,348,458
                                                                         -------------
        Total ........................................................   $ 168,592,496
                                                                         =============
Shares outstanding
(unlimited number of shares authorized with $.01 par value)
   Class A ...........................................................       3,158,107
   Class B ...........................................................      10,050,919
                                                                         -------------
        Total ........................................................      13,209,026
                                                                         =============
Net asset value
   Class A - Redemption Price Per Share ..............................   $       13.06
                                                                         =============
   Class A - Maximum Sales Charge ....................................            5.25%
                                                                         =============
   Class A - Maximum Offering Price Per Share..(100%/(100%-Maximum
       Sales Charge) of net asset value adjusted to the nearest
       cent) .........................................................   $       13.78
                                                                         =============
   Class B - offering price per share* ...............................   $       12.67
                                                                         =============

-----------------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA PRAXIS CORE STOCK FUND
STATEMENT OF OPERATIONS
DECEMBER 31, 2003

INVESTMENT INCOME:
Interest...............................................................   $     61,118
Dividend...............................................................      2,409,885
Interest from affiliates...............................................         33,330
                                                                          ------------
     Total Investment Income...........................................      2,504,333
                                                                          ------------
EXPENSES:
Investment advisory fees...............................................      1,093,668
Administration fees....................................................        380,682
Distribution fees-Class A..............................................         80,710
Distribution fees-Class B..............................................        866,315
Shareholder servicing fees-Class A.....................................         80,710
Shareholder servicing fees-Class B.....................................        288,772
Custodian fees.........................................................          1,118
Accounting fees........................................................         24,547
Trustees' fees.........................................................         16,135
Transfer agent fees....................................................        256,160
Other expenses.........................................................        199,691
                                                                          ------------
     Total expenses before reductions/ reimbursements..................      3,288,508
   Expenses reimbursed by Investment Advisor...........................       (549,482)
   Expenses reduced by Administrator...................................        (33,904)
   Expenses reduced by Distributor.....................................       (107,041)
                                                                          ------------
     Net Expenses......................................................      2,598,081
                                                                          ------------
Net Investment Loss....................................................        (93,748)
                                                                          ------------
NET REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions.......................     (3,938,654)
Change in unrealized appreciation/ depreciation from investments.......     29,510,367
                                                                          ------------
Net realized/ unrealized gains on investments..........................     25,571,713
                                                                          ------------
Change in net assets resulting from operations.........................   $ 25,477,965
                                                                          ============

See notes to financial statements.

MMA PRAXIS CORE STOCK FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                            Year Ended      Year Ended
                                                           December 31,     December 31,
                                                               2003            2002
                                                          -------------    -------------
From Investment Activities:
Net investment loss ...................................   $     (93,748)   $    (166,962)
Net realized losses from investment transactions ......      (3,938,654)     (14,843,919)
Change in unrealized appreciation/depreciation from
 investments...........................................      29,510,367      (15,766,559)
                                                          -------------    -------------
Change in net assets resulting from operations ........      25,477,965      (30,777,440)
                                                          -------------    -------------
Distributions to Class A Shareholders:
  From net investment income ..........................         (11,026)              --
                                                          -------------    -------------
Change in net assets from distributions to shareholders         (11,026)              --
                                                          -------------    -------------
Change in net assets from capital transactions ........       6,213,682        3,121,899
                                                          -------------    -------------
Change in net assets ..................................      31,680,621      (27,655,541)

Net Assets:
  Beginning of period .................................     136,911,875      164,567,416
                                                          -------------    -------------
  End of period .......................................   $ 168,592,496    $ 136,911,875
                                                          =============    =============

See notes to financial statements.

MMA PRAXIS CORE STOCK FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                           Class A Shares
                                            ----------------------------------------------------------------------------
                                             Year Ended       Year Ended      Year Ended      Year Ended    Period Ended
                                            December 31,     December 31,    December 31,    December 31,   December 31,
                                                2003            2002            2001            2000          1999 (a)
                                            ------------     ------------    ------------    ------------   ------------
Net Asset Value, Beginning of Period ....   $      11.00     $      13.44    $      14.59    $      15.02   $      17.39
                                            ------------     ------------    ------------    ------------   ------------
Investment Activities:
  Net investment income .................           0.05             0.04            0.03            0.03           0.01
  Net realized and unrealized gains
  (losses) from investments .............           2.01            (2.48)          (1.18)          (0.08)         (0.24)
                                            ------------     ------------    ------------    ------------   ------------
  Total from Investment Activities ......           2.06            (2.44)          (1.15)          (0.05)         (0.23)
                                            ------------     ------------    ------------    ------------   ------------
Distributions:

  Net Investment Income .................             --(b)            --              --              --             --
                                            ------------     ------------    ------------    ------------   ------------
  Net realized gains ....................             --               --              --           (0.38)         (2.14)
                                            ------------     ------------    ------------    ------------   ------------
  Total Distributions ...................             --               --              --           (0.38)         (2.14)
                                            ============     ============    ============    ============   ============
Net Asset Value, End of Period ..........   $      13.06     $      11.00    $      13.44    $      14.59   $      15.02
Total Return (excludes sales charge) ....          18.77%          (18.15%)         (7.88%)         (0.43%)        (0.91%)(c)

Ratios/Supplemental Data:

  Net Assets at end of period (000) .....   $     41,244     $     25,314    $     24,780    $     17,783   $     10,318
  Ratio of expenses to average net assets           1.25%            1.20%           1.20%           1.20%          1.20%(d)
  Ratio of net investment income to
  average net assets ....................           0.45%            0.35%           0.25%           0.21%          0.20%(d)
  Ratio of expenses to average net
  assets*................................           1.86%            1.94%           1.86%           1.82%          1.82%(d)
  Portfolio turnover (e) ................           7.68%           10.20%          17.58%          22.77%         77.18%

-----------------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b)      Distribution per share was less than $ 0.005.

(c)      Not annualized.

(d)      Annualized.

(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA PRAXIS CORE STOCK FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                               Class B Shares
                                             --------------------------------------------------------------------------------
                                              Year Ended       Year Ended       Year Ended       Year Ended       Year Ended
                                             December 31,     December 31,     December 31,     December 31,     December 31,
                                                 2003             2002             2001             2000             1999
                                             ------------     ------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period .....   $      10.74     $      13.19     $      14.42     $      14.94     $      15.29
                                             ------------     ------------     ------------     ------------     ------------
Investment Activities:
  Net investment loss ....................          (0.02)           (0.02)           (0.04)           (0.05)           (0.06)
  Net realized and unrealized gains
  (losses) from investments ..............           1.95            (2.43)           (1.19)           (0.09)            1.85
                                             ------------     ------------     ------------     ------------     ------------
  Total from Investment Activities .......           1.93            (2.45)           (1.23)           (0.14)            1.79
                                             ------------     ------------     ------------     ------------     ------------
Distributions:
  Net realized gains .....................             --               --               --            (0.38)           (2.14)
                                             ------------     ------------     ------------     ------------     ------------
  Total Distributions ....................             --               --               --            (0.38)           (2.14)
                                             ------------     ------------     ------------     ------------     ------------
Net Asset Value, End of Period ...........   $      12.67     $      10.74     $      13.19     $      14.42     $      14.94
                                             ============     ============     ============     ============     ============
Total Return (excludes redemption
charge) ..................................          17.97%          (18.57%)          (8.53%)          (1.04%)          12.16%
Ratios/Supplemental Data: ................
Net Assets at end of period (000) ........   $    127,348     $    111,598     $    139,788     $    158,850     $    158,286
Ratio of expenses to average net assets...           1.90%            1.75%            1.75%            1.75%            1.75%
Ratio of net investment loss to average
net assets ...............................          (0.21%)          (0.20%)          (0.31%)          (0.33%)          (0.41%)
Ratio of expenses to average net assets*..           2.33%            2.44%            2.36%            2.31%            2.35%
Portfolio turnover (a) ...................           7.68%           10.20%           17.58%           22.77%           77.18%

* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA PRAXIS VALUE INDEX FUND
ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGERS' LETTER

INVESTMENT CONCERNS

Value based investments are subject to risks that the broad market may not recognize in their intrinsic value.

With their strong recent performance, value stocks, as measured by the S&P 500/Barra Value Index(1), registered a 31.76 percent return for the year, outpacing growth stocks by more than 6 percent. To be sure, investors also drove growth stocks to very strong absolute performance, but they showed a preference for value names.

We believe that one reason for the relative outperformance of so-called value stocks was that investors increased their tolerance for risk early in the year. Our research reveals that investors bought shares of companies whose financial fundamentals were of low quality, which typically get classified as value stocks. Low quality stocks generated some of the most impressive returns for the year, leading the value-oriented indexes to outperform the growth-oriented index despite strong growth profits and price-earnings ratio expansion among growth stocks.

For the year, MMA Praxis Value Index Fund (up 30.38 percent, A shares) performed very well relative to its benchmark. We believe its slight underperformance relative to the benchmark (before fund expenses) was due to two factors. First, the fund holds stocks not in the benchmark which didn't perform as well as benchmark holdings. Second, in order to keep transaction costs low, the fund adheres to a market capitalization cutoff below which the fund will not purchase a stock. Across the entire U.S. equity market, smaller companies performed better on average than large companies as they often do when the economy is recovering. In addition, stewardship investing screens were a slight positive to performance for the year.

As a passively managed index fund, the managers do not explicitly manage the value index fund on a daily basis. Index constituents are determined twice each year and stocks are purchased in relative proportion to their market values. We continue to believe the fund remains appropriate for diversified investors who seek exposure to the U.S. large-cap value portion of the market and who want their investments to reflect their values.

Chad M. Horning, CFA
MMA Praxis Value Index Fund Co-Manager

John M. Nussbaum, CFA
MMA Praxis Value Index Fund Co-Manager

------------------------
(1)Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

MMA PRAXIS VALUE INDEX FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

Class A*
Class B**

[BAR GRAPH]

                        INCEPTION          1        SINCE
                          DATE           YEAR     INCEPTION
                        ---------       ------    ---------
Class A                   5/1/01        30.38%      -4.34%
Class A*                  5/1/01        23.57%      -6.24%

Class B                   5/1/01        29.82%      -4.81%
Class B**                 5/1/01        25.82%      -5.87%

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION,

GROWTH OF $10,000 INVESTMENT 5/1/01 TO 12/31/03

-    Class A*
-    Class B**
-    Standard & Poor's 500/Barra Value Index(1)

[LINE GRAPH]

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/01/01 to 6/30/03, and represents the reinvestment of dividends and capital gains in the fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*  Reflects maximum front-end sales charge of 5.25%.

** Reflects applicable contingent deferred sales charge of 4.00%.

(1) The Standard & Poor's 500/Barra Value Index is an unmanaged index and is constructed by dividing the stocks in the Standard & Poor's 500 Index into two categories, growth and value, according to price-to-book ratios. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deductions of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2003

                                                  SHARES    VALUE($)
                                                  ------    --------
COMMON STOCKS (99.7%)

ADVERTISING AGENCIES (0.2%)
        Interpublic Group of Co., Inc. (b)..       3,985      62,166
                                                           ---------
AIRLINES (0.1%)
        Southwest Airlines Co ..............       1,711      27,616
                                                           ---------
APPAREL MANUFACTURERS (0.4%)
        Jones Apparel Group, Inc ...........       1,158      40,796
        Liz Claiborne, Inc .................         907      32,162
        V.F. Corp ..........................       1,217      52,624
                                                           ---------
                                                             125,582
                                                           ---------
AUTOMOTIVE (1.6%)
        AutoNation, Inc. (b) ...............       2,107      38,706
        Ford Motor Co ......................      18,954     303,263
        Lear Corp ..........................         700      42,931
        PACCAR, Inc ........................       1,330     113,210
                                                           ---------
                                                             498,110
                                                           ---------
BANKS (17.4%)
        AmSouth Bancorp ....................       3,542      86,779
        Bank of America Corp ...............      15,380   1,237,014
        Bank of New York Co., Inc ..........       4,324     143,211
        Bank One Corp ......................      11,572     527,567
        BB&T Corp ..........................       5,658     218,625
        Charter One Financial, Inc .........       1,520      52,516
        Comerica, Inc ......................       1,986     111,335
        First Tennessee National Corp.......       1,337      58,962
        FleetBoston Financial Corp .........      10,916     476,483
        Golden West Financial Corp .........         550      56,755
        Huntington Bancshares, Inc .........       2,591      58,298
        KeyCorp ............................       4,477     131,266
        Marshall & Ilsley Corp .............       2,575      98,494
        National City Corp .................       6,293     213,584
        Northern Trust Corp ................         251      11,651
        Regions Financial Corp .............       2,547      94,748
        SouthTrust Corp ....................       1,820      59,569
        State Street Corp ..................         381      19,842
        SunTrust Banks, Inc ................       2,914     208,351
        U.S. Bancorp .......................      19,965     594,558

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                  SHARES    VALUE($)
                                                  ------   ---------
COMMON STOCKS, CONTINUED

BANKS, continued
        Union Planters Corp ................       2,018      63,547
        Wachovia Corp ......................      13,703     638,423
        Wells Fargo Co .....................       5,254     309,408
        Zions Bancorp ......................         493      30,236
                                                           ---------
                                                           5,501,222
                                                           ---------
BEVERAGES (0.4%)
        Coca-Cola Enterprises, Inc .........       5,126     112,106
                                                           ---------
BROADCAST SERVICES & PROGRAMMING (0.4%)
        Clear Channel Communications, Inc ..       2,167     101,481
        Univision Communications, Inc. (b)..         434      17,225
                                                           ---------
                                                             118,706
                                                           ---------
BROKERAGE SERVICES (7.2%)
        A.G. Edwards, Inc ..................         814      29,491
        Bear Stearns Co., Inc ..............         989      79,071
        Goldman Sachs Group, Inc ...........       1,960     193,511
        J.P. Morgan Chase & Co .............      21,120     775,737
        Lehman Brothers Holdings, Inc ......       2,811     217,065
        Merrill Lynch & Co .................       5,578     327,150
        Morgan Stanley Dean Witter & Co ....      11,211     648,781
                                                           ---------
                                                           2,270,806
                                                           ---------
CABLE TV (3.2%)
        Comcast Corp., Class A (b) .........      21,485     706,211
        Comcast Corp., Special Class A (b)..       9,484     296,660
                                                           ---------
                                                           1,002,871
                                                           ---------

CHEMICALS - GENERAL (0.5%)
        Air Products & Chemicals, Inc ......       2,535     133,924
        Engelhard Corp .....................         416      12,459
                                                           ---------
                                                             146,383
                                                           ---------
COMMERCIAL SERVICES (0.1%)
        Concord EFS, Inc. (b) ..............       1,348      20,004
                                                           ---------
COMPUTERS & PERIPHERALS (3.1%)
        3Com Corp. (b) .....................       3,861      31,544
        Apple Computer, Inc. (b) ...........       3,672      78,471
        Ceridian Corp. (b) .................         448       9,381
        Hewlett-Packard Co .................      31,563     725,002
        NCR Corp. (b) ......................         979      37,985
        Sun Microsystems, Inc. (b) .........      23,671     106,283
                                                           ---------
                                                             988,666
                                                           ---------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                  SHARES    VALUE($)
                                                  ------   ---------
COMMON STOCKS, CONTINUED

CONSUMER PRODUCTS (0.1%)
        Bausch & Lomb, Inc .................         543      28,182
                                                           ---------
COSMETICS & TOILETRIES (0.0%)
        Alberto-Culver Co., Class B ........          91       5,740
                                                           ---------
DISTRIBUTION (0.3%)
        Genuine Parts Co ...................       1,805      59,926
        W.W. Grainger, Inc .................         856      40,566
                                                           ---------
                                                             100,492
                                                           ---------

ELECTRIC SERVICES (1.0%)
        CenterPoint Energy, Inc ............       3,149      30,514
        Cinergy Corp .......................       2,052      79,638
        Consolidated Edison, Inc ...........       2,403     103,353
        NiSource, Inc ......................       3,349      73,477
        Pepco Holdings, Inc ................       1,389      27,141
                                                           ---------
                                                             314,123
                                                           ---------
ELECTRONIC & ELECTRICAL - GENERAL (2.2%)
        Advanced Micro Devices, Inc. (b)....       3,608      53,759
        American Power Conversion Corp .....         288       7,042
        Jabil Circuit, Inc. (b) ............          84       2,377
        LSI Logic Corp. (b) ................       2,904      25,758
        Micron Technology, Inc. (b) ........       2,414      32,517
        Molex, Inc .........................         212       7,397
        Molex, Inc., Class A ...............         196       5,755
        Novellus Systems, Inc. (b) .........         126       5,298
        Sanmina-SCI Corp. (b) ..............       1,945      24,526
        Solectron Corp. (b) ................          87         514
        Texas Instruments, Inc .............      17,914     526,314
                                                           ---------
                                                             691,257
                                                           ---------
FINANCIAL SERVICES (8.4%)
        Ambac Financial Group, Inc .........         586      40,663
        Capital One Financial Corp .........         509      31,197
        Citigroup, Inc .....................      32,574   1,581,141
        Countrywide Credit Industries, Inc..       2,007     152,205
        Franklin Resources, Inc ............         883      45,969
        Freddie Mac ........................       3,265     190,415
        Janus Capital Group, Inc ...........       2,110      34,625
        MBIA, Inc ..........................         976      57,808

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                        SHARES    VALUE($)
                                                        ------   ---------
COMMON STOCKS, CONTINUED

FINANCIAL SERVICES, continued
        MBNA Corp ................................       2,381      59,168
        MGIC Investment Corp .....................         853      48,570
        PNC Financial Services Group .............       2,870     157,075
        Providian Financial Corp. (b) ............       3,004      34,967
        Washington Mutual, Inc ...................       5,586     224,110
                                                                 ---------
                                                                 2,657,913
                                                                 ---------
FOOD DISTRIBUTORS & WHOLESALERS (0.7%)
        Albertsons, Inc ..........................       3,778      85,572
        Safeway, Inc. (b) ........................       4,924     107,885
        SUPERVALU, Inc ...........................       1,251      35,766
                                                                 ---------
                                                                   229,223
                                                                 ---------
FOOD PRODUCTS (0.6%)
        Kraft Foods, Inc .........................       5,670     182,687
                                                                 ---------
FORESTRY (0.2%)
        Plum Creek Timber Co., Inc ...............       1,969      59,956
                                                                 ---------
FURNITURE & HOME FURNISHINGS (0.1%)
        Leggett & Platt, Inc .....................       1,113      24,074
                                                                 ---------
HEALTH CARE SERVICES (0.8%)
        Aetna, Inc ...............................         726      49,063
        AmerisourceBergen Corp ...................         216      12,128
        Anthem, Inc. (b) .........................         528      39,600
        Humana, Inc. (b) .........................         850      19,423
        McKesson HBOC, Inc .......................         717      23,059
        Medco Health Solutions, Inc. (b) .........         867      29,469
        Tenet Healthcare Corp. (b) ...............       4,282      68,726
        Wellpoint Health Networks, Inc. (b) ......         236      22,890
                                                                 ---------
                                                                   264,358
                                                                 ---------
HOME DECORATION PRODUCTS (0.3%)
        Newell Rubbermaid, Inc ...................       1,846      42,033
        Sherwin-Williams Co ......................       1,654      57,460
                                                                 ---------
                                                                    99,493
                                                                 ---------
HOTELS & MOTELS (0.2%)
        Marriott International, Inc., Class A ....         383      17,695
        Starwood Hotels & Resorts Worldwide, Inc..         984      35,394
                                                                 ---------
                                                                    53,089
                                                                 ---------
INDUSTRIAL GOODS & SERVICES (0.2%)
        Masco Corp ...............................       1,754      48,077
                                                                 ---------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                           SHARES    VALUE($)
                                                           ------   ---------
COMMON STOCKS, CONTINUED

INSURANCE (7.0%)
        AFLAC, Inc ..................................         902      32,634
        Allstate Corp ...............................       7,283     313,314
        American International Group, Inc ...........       8,909     590,488
        Aon Corp ....................................       3,087      73,903
        Chubb Corp ..................................       2,109     143,623
        CIGNA Corp ..................................       1,323      76,073
        Cincinnati Financial Corp ...................       1,645      68,893
        Hartford Financial Services Group, Inc ......       1,933     114,105
        Jefferson-Pilot Corp ........................       1,462      74,050
        John Hancock Financial Services, Inc ........       2,336      87,600
        Lincoln National Corp .......................       1,437      58,012
        MetLife, Inc ................................       7,869     264,949
        Principal Financial Group, Inc ..............       2,039      67,430
        SAFECO Corp .................................       1,465      57,032
        St. Paul Cos., Inc ..........................       2,606     103,328
        Torchmark Corp ..............................         879      40,030
        UnumProvident Corp ..........................       2,865      45,181
                                                                    ---------
                                                                    2,210,645
                                                                    ---------
INSURANCE PROPERTY-CASUALTY (1.1%)
        ACE Ltd .....................................       1,993      82,550
        Travelers Property Casualty Corp., Class A...       3,973      66,667
        Travelers Property Casualty Corp., Class B...       5,804      98,494
        XL Capital Ltd ..............................       1,194      92,595
                                                                    ---------
                                                                      340,306
                                                                    ---------
MACHINERY (0.4%)
Ingersoll-Rand Co., Ltd .............................       1,911     129,719
                                                                    ---------
MANUFACTURING (0.5%)
        Brunswick Corp ..............................         578      18,398
        Cooper Industries Ltd., Class A .............       1,004      58,161
        Dover Corp ..................................         629      25,003
        Illinois Tool Works, Inc ....................         255      21,397
        SPX Corp. (b) ...............................         583      34,286
                                                                    ---------
                                                                      157,245
                                                                    ---------
MEDICAL - HOSPITALS (0.0%)
        Health Management Associates, Inc., Class A..          40         960
                                                                    ---------
MEDICAL SUPPLIES (0.0%)
        Hillenbrand Industry, Inc ...................         216      13,405
                                                                    ---------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                         SHARES    VALUE($)
                                                         ------   ---------
COMMON STOCKS, CONTINUED
METALS (0.2%)
        Alcan, Inc ................................         701      32,912
        Nucor Corp ................................         381      21,336
                                                                  ---------
                                                                     54,248
                                                                  ---------
MINING (0.2%)
        Placer Dome, Inc ..........................       4,324      77,443
                                                                  ---------
MULTIMEDIA (2.7%)
        Time Warner, Inc. (b) .....................      46,806     842,040
                                                                  ---------
NEWSPAPERS (1.3%)
        Gannett Co., Inc ..........................       2,806     250,183
        Tribune Co ................................       3,232     166,771
                                                                  ---------
                                                                    416,954
                                                                  ---------
OFFICE SUPPLIES & FORMS (0.0%)
        Moore Wallace, Inc. (b) ...................         213       3,989
                                                                  ---------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES (2.4%)
        Anadarko Petroleum Corp ...................       2,642     134,768
        Apache Corp ...............................       1,739     141,033
        Burlington Resources, Inc .................       2,274     125,934
        Devon Energy Corp .........................       2,574     147,387
        ENSCO International, Inc ..................         745      20,242
        EOG Resources, Inc ........................       1,233      56,928
        GlobalSantaFe Corp ........................       1,287      31,956
        Nabors Industries Ltd. (b) ................         546      22,659
        Noble Corp. (b) ...........................         606      21,683
        Transocean Sedco Forex, Inc. (b) ..........       2,020      48,500
                                                                  ---------
                                                                    751,090
                                                                  ---------
OIL & GAS TRANSMISSION (0.6%)
        El Paso Corp. .............................       6,943      56,863
        KeySpan Corp ..............................       1,559      57,371
        Sempra Energy .............................       2,559      76,924
                                                                  ---------
                                                                    191,158
                                                                  ---------
OIL - INTEGRATED (13.5%)
        BP Amoco PLC ADR ..........................      38,162   1,883,296
        ConocoPhillips ............................       7,047     462,072
        Royal Dutch Petroleum Co ..................      21,567   1,129,895
        Shell Transport & Trading Co. PLC ADR .....      16,679     751,055
        Sunoco, Inc ...............................         800      40,920
                                                                  ---------
                                                                  4,267,238
                                                                  ---------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                  SHARES  VALUE($)
                                                  ------  --------
COMMON STOCKS, CONTINUED

OILFIELD SERVICES & EQUIPMENT (0.1%)
        Baker Hughes, Inc ....................       589    18,942
                                                          --------
PAPER PRODUCTS (1.5%)
        International Paper Co ...............     4,974   214,428
        MeadWestvaco Corp ....................     2,122    63,130
        Temple-Inland, Inc ...................       562    35,221
        Weyerhaeuser Co ......................     2,275   145,600
                                                          --------
                                                           458,379
                                                          --------
PHARMACEUTICALS (0.1%)
        King Pharmaceuticals, Inc. (b) .......     1,290    19,685
        Watson Pharmaceutical, Inc. (b) ......       436    20,056
                                                          --------
                                                            39,741
                                                          --------
PIPELINES (0.4%)
        Kinder Morgan, Inc ...................       663    39,183
        Questar Corp .........................       860    30,229
        The Williams Cos., Inc ...............     5,336    52,400
                                                          --------
                                                           121,812
                                                          --------
RAILROADS (0.6%)
        CSX Corp .............................     2,139    76,876
        Norfolk Southern Corp ................     4,463   105,550
                                                          --------
                                                           182,426
                                                          --------
RAW MATERIALS (0.2%)
        Vulcan Materials Co ..................     1,143    54,373
                                                          --------
REAL ESTATE INVESTMENT TRUST (1.5%)
        Apartment Investment & Management Co..       975    33,638
        Avalonbay Communities, Inc ...........       582    27,820
        Duke Realty Investments, Inc .........     1,569    48,639
        Equity Office Properties Trust .......     4,334   124,168
        Equity Residential Properties Trust        3,131    92,396
        ProLogis .............................     1,862    59,752
        Simon Property Group, Inc ............     2,164   100,279
                                                          --------
                                                           486,692
                                                          --------
RESIDENTIAL BUILDING CONSTRUCTION (0.3%)
        Centex Corp ..........................       154    16,578
        KB Home ..............................       382    27,703
        Pulte Homes, Inc .....................       405    37,916
                                                          --------
                                                            82,197
                                                          --------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                      SHARES    VALUE($)
                                                      ------   ---------
COMMON STOCKS, CONTINUED

RESTAURANTS (1.1%)
        Darden Restaurants, Inc ................          15         316
        McDonald's Corp ........................      13,138     326,216
        Wendy's International, Inc .............         518      20,326
                                                               ---------
                                                                 346,858
                                                               ---------
RETAIL (2.3%)
        Circuit City Stores, Inc ...............       2,168      21,962
        Costco Wholesale Corp. (b) .............       2,796     103,955
        CVS Corp ...............................       1,799      64,980
        Federated Department Stores, Inc .......       1,938      91,338
        J.C. Penney Co., Inc ...................       2,849      74,872
        Limited, Inc ...........................       5,950     107,279
        May Department Stores Co ...............       2,937      85,379
        Office Depot, Inc. (b) .................       2,620      43,780
        Sears, Roebuck & Co ....................       2,627     119,501
                                                               ---------
                                                                 713,046
                                                               ---------
SOFTWARE & COMPUTER SERVICES (1.1%)
        Computer Associates International, Inc..       5,994     163,875
        PeopleSoft, Inc. (b) ...................       3,906      89,057
        Siebel Systems, Inc. (b) ...............       5,447      75,550
        Symbol Technologies, Inc ...............         475       8,023
                                                               ---------
                                                                 336,505
                                                               ---------
TELECOMMUNICATIONS (10.0%)
        ALLTEL Corp ............................       3,450     160,701
        AT&T Corp ..............................       8,176     165,973
        AT&T Wireless Services, Inc. (b) .......      17,702     141,439
        BellSouth Corp .........................      19,131     541,407
        CenturyTel, Inc ........................       1,335      43,548
        Citizens Communications Co. (b) ........       2,922      36,291
        SBC Communications, Inc ................      34,270     893,419
        Sprint Corp ............................      10,027     164,643
        Telephone & Data Systems, Inc ..........         595      37,217
        Verizon Communications, Inc ............      28,586   1,002,798
                                                               ---------
                                                               3,187,436
                                                               ---------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT (0.6%)
        CIENA Corp. (b) ........................       4,904      32,563
        Comverse Technology, Inc. (b) ..........         776      13,650
        Corning, Inc. (b) ......................       4,818      50,251
        JDS Uniphase Corp. (b) .................       4,902      17,892
        Scientific-Atlanta, Inc ................       1,536      41,933
        Tellabs, Inc. (b) ......................       3,498      29,488
                                                               ---------
                                                                 185,777
                                                               ---------

MMA PRAXIS VALUE INDEX FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                                               SHARES OR
                                                                               PRINCIPAL
                                                                               AMOUNT($)     VALUE($)
                                                                               ---------   ------------
COMMON STOCKS, CONTINUED
TRANSPORTATION SERVICES (0.2%)
        FedEx Corp ...................................................              741          50,018
                                                                                           ------------
TRAVEL SERVICES (0.1%)
        Sabre Holdings Corp ..........................................            1,211          26,145
                                                                                           ------------

TOTAL COMMON STOCKS ..................................................                       31,379,689
                                                                                           ------------
CORPORATE NOTES (0.6%)
COMMUNITY DEVELOPMENT (0.6%)

        MMA Community Development Investment, Inc., 0.96%, 1/1/04+ (c)           75,000          75,000
        MMA Community Development Investment, Inc., 1.44%, 1/1/04+ (c)          110,000         110,000

                                                                                           ------------
TOTAL CORPORATE NOTES ................................................                          185,000

TOTAL INVESTMENTS (COST $29,174,684) (a) - 100.3% ....................                       31,564,689
        Liabilities in excess of other assets - (0.3)% ...............                          (98,617)
                                                                                           ------------
        NET ASSETS - 100.0% ..........................................                     $ 31,466,072
                                                                                           ============

a) Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation         $ 4,046,067
Unrealized depreciation          (1,656,062)
Net unrealized appreciation     $ 2,390,005

(b)      Represents non-income producing securities.

(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933.

         These securities have been deemed illiquid under guidelines established by the Board of Trustees.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2003. Date presented reflects next rate change date.

ADR- American Depository
Receipt PLC - Public Liability Co.
See notes to financial statements.

MMA PRAXIS VALUE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
        Investments, at value (cost $28,989,684) ....................   $ 31,379,689
        Investment in affiliates, at value (cost $185,000) ..........        185,000
                                                                        ------------
                Total Investments ...................................     31,564,689
                                                                        ------------
        Cash ........................................................        366,614
        Interest and dividends receivable ...........................         43,366
        Receivable for capital shares issued ........................         10,836
        Receivable for investments sold .............................      4,257,699
        Prepaid expenses ............................................          9,906
                                                                        ------------
                Total Assets ........................................     36,253,110
                                                                        ------------
LIABILITIES:
        Distributions payable to shareholders .......................        203,230
        Payable for investments purchased ...........................      4,566,321
        Accrued expenses and other payables:
          Investment advisory fees ..................................            394
          Distribution fees .........................................          3,820
          Shareholder servicing fees ................................            516
          Other .....................................................         12,757
                                                                        ------------
                Total Liabilities ...................................      4,787,038
                                                                        ------------
NET ASSETS:
        Capital .....................................................     31,365,289
        Accumulated net realized losses from investment transactions      (2,289,222)
        Unrealized appreciation from investments ....................      2,390,005
                                                                        ------------
                Net Assets ..........................................   $ 31,466,072
                                                                        ------------
        Net Assets
          Class A ...................................................   $ 25,815,127
          Class B ...................................................      5,650,945
                                                                        ------------
                Total ...............................................   $ 31,466,072
                                                                        ------------
        Shares outstanding
          (unlimited number of shares authorized with $.01 par value)
          Class A ...................................................      2,982,731
          Class B ...................................................        654,017
                                                                        ------------
                Total ...............................................      3,636,748
                                                                        ============
        Net asset value
          Class A - Redemption Price Per Share ......................   $       8.65
                                                                        ============
          Class A - Maximum Sales Charge ............................           5.25%
                                                                        ============
          Class A - Maximum Offering Price Per Share
            (100%/(100%-Maximum Sales Charge) of
            net asset value adjusted to the nearest cent) ...........   $       9.13
                                                                        ============
          Class B - offering price per share* .......................   $       8.64
                                                                        ============

-------------------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA PRAXIS VALUE INDEX FUND
STATEMENT OF OPERATIONS
DECEMBER 31, 2003

INVESTMENT INCOME:
Dividend .........................................................   $   577,946
Foreign tax withholding ..........................................           (25)
Interest from affiliates .........................................         2,909
                                                                     -----------
        Total Investment Income ..................................       580,830
                                                                     -----------
EXPENSES:
Investment advisory fees .........................................        71,518
Administration fees ..............................................        66,577
Distribution fees-Class A ........................................        49,333
Distribution fees-Class B ........................................        30,793
Shareholder servicing fees-Class A ...............................        49,333
Shareholder servicing fees-Class B ...............................        10,264
Custodian fees ...................................................         7,056
Accounting fees ..................................................        22,599
Trustees' fees and expenses ......................................         2,410
Transfer agent fees ..............................................        60,872
State Registration fees ..........................................        26,751
Other expenses ...................................................        30,094
                                                                     -----------
        Total expenses before reductions/ reimbursements .........       427,600
Expenses reimbursed by Investment Advisor ........................       (65,343)
Expenses reduced by Administrator ................................       (12,945)
Expenses reduced by Distributor ..................................      (100,456)
                                                                     -----------
        Net Expenses .............................................       248,856
                                                                     -----------

Net Investment Income ............................................       331,974

NET REALIZED AND UNREALIZED GAINS/ (LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions .................      (328,641)
Change in unrealized appreciation/ depreciation from investments..     6,701,971
                                                                     -----------
Net realized/ unrealized gains on investments ....................     6,373,330
                                                                     -----------
Change in net assets resulting from operations ...................   $ 6,705,304
                                                                     ===========

See notes to financial statements.

MMA PRAXIS VALUE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                             Year Ended      Year Ended
                                                            December 31,    December 31,
                                                                2003            2002
                                                            ------------    ------------
FROM INVESTMENT ACTIVITIES:

Net investment income ...................................   $    331,974    $    159,038
Net realized losses from investment transactions ........       (328,641)     (1,798,707)
Change in unrealized appreciation/ depreciation
  from investments ......................................      6,701,971      (3,065,388)
                                                            ------------    ------------
Change in net assets resulting from operations ..........      6,705,304      (4,705,057)
                                                            ------------    ------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
     From net investment income .........................       (299,237)       (144,280)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
     From net investment income .........................        (40,332)        (14,280)
                                                            ------------    ------------
Change in net assets from distributions to shareholders..       (339,569)       (158,560)
                                                            ------------    ------------

Change in net assets from capital transactions ..........      6,802,871       6,431,820
                                                            ------------    ------------

Change in net assets ....................................     13,168,606       1,568,203

Net Assets:

Beginning of period .....................................     18,297,466      16,729,263
                                                            ------------    ------------
End of period ...........................................   $ 31,466,072    $ 18,297,466
                                                            ============    ============

See notes to financial statements.

MMA PRAXIS VALUE INDEX FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period indicated.

                                                                                Class A Shares
                                                                 ------------------------------------------
                                                                  Year Ended    Year Ended     Period Ended
                                                                 December 31,  December 31,    December 31,
                                                                     2003          2002          2001 (a)
                                                                 ------------  ------------    ------------
Net Asset Value, Beginning of Period .........................   $       6.72  $       8.79    $      10.00
Investment Activities:
        Net investment income ................................           0.10          0.07            0.03
        Net realized and unrealized gains (losses) from
          investments ........................................           1.93         (2.07)          (1.20)
        Total from Investment Activities .....................           2.03         (2.00)          (1.17)

Distributions:

        Net investment income ................................          (0.10)        (0.07)          (0.03)
        Net realized gains ...................................          --            --              (0.01)
        Total Distributions ..................................          (0.10)        (0.07)          (0.04)
Net Asset Value, End of Period ...............................   $       8.65  $       6.72    $       8.79
Total Return (excludes sales charge) .........................          30.38%       (22.81%)        (11.72%)(b)

Ratios/Supplemental Data:

        Net Assets at end of period (000) ....................   $     25,815     $  15,071    $   14,136
        Ratio of expenses to average net assets ..............           0.95%         0.95%           0.95% (c)
        Ratio of net investment income to average net assets..           1.49%         0.98%           0.61% (c)
        Ratio of expenses to average net assets* .............           1.71%         2.13%           2.44% (c)
        Portfolio turnover (d) ...............................          35.21%        30.61%          17.86%

* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

MMA PRAXIS VALUE INDEX FUND
FINANCIAL HIGHLIGHTS, CONTINUED
For a share outstanding throughout the period indicated.

                                                                          Class B Shares
                                                          ----------------------------------------------
                                                           Year Ended       Year Ended      Period Ended
                                                          December 31,     December 31,     December 31,
                                                             2003              2002           2001 (a)
                                                          ------------     ------------     ------------
Net Asset Value, Beginning of Period ..................   $       6.71     $       8.78     $      10.00
                                                          ------------     ------------     ------------
Investment Activities:
        Net investment income .........................           0.07             0.03               --
        Net realized and unrealized gains (losses) from
        investments ...................................           1.93            (2.07)           (1.20)
                                                          ------------     ------------     ------------
        Total from Investment Activities ..............           2.00            (2.04)           (1.20)
                                                          ------------     ------------     ------------
Distributions:
        Net investment income .........................          (0.07)           (0.03)           (0.01)
        Net realized gains ............................             --               --            (0.01)
                                                          ------------     ------------     ------------
        Total Distributions ...........................          (0.07)           (0.03)           (0.02)
                                                          ------------     ------------     ------------
Net Asset Value, End of Period ........................   $       8.64     $       6.71     $       8.78
                                                          ============     ============     ============
Total Return (excludes redemption charge) .............          29.82%          (23.24%)         (12.01%)(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) .....................   $      5,651     $      3,227     $      2,593
Ratio of expenses to average net assets ...............           1.50%            1.50%            1.50% (c)
Ratio of net investment income to average net assets ..           0.94%            0.44%            4.00% (c)
Ratio of expenses to average net assets* ..............           2.21%            2.64%            2.58% (c)
Portfolio turnover (d) ................................          35.21%           30.61%           17.86%

------------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reductions had not occurred, the ratios would have been as indicated.

(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.

(b)      Not annualized.

(c)      Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA PRAXIS INTERNATIONAL FUND
ANNUAL REPORT TO SHAREHOLDERS
PORTFOLIO MANAGER'S LETTER

INVESTMENT CONCERNS
International investing involves increased risk and volatility.

In 2003, MMA Praxis International Fund underperformed the MSCI AC Wld FR-(ex U.S.) Index1. The return for Class A shares was a solid 27.53 percent, but still resulted in material underperfor-mance relative to the MSCI AC Wld FR-(ex U.S.) Index which rose 40.83 performance for the year.

We believe returns for the fourth quarter were impacted by the transition from Oechsle International, our previous subadvisor, to Evergreen Investments, the new subadvisor for MMA Praxis International Fund. The performance attribution that follows focuses on the performance of the fund for the year through Dec. 8, 2003, when the fund was transferred to Evergreen.

Country allocation impacts were modestly negative, with the better performance coming from the United Kingdom and Italy. Sector impacts were very large because of the huge overweight in consumer discretionary stocks, representing two times the weight of the sector represented in the benchmark. The fund's holdings in consumer discretionary stocks were up for the year, but still materially underperformed the benchmark sector. The main sectors that underperformed in the fund were financials, technology, industrials, and telecommunications. These sectors did very well for the year, but fund holdings either underperformed at the sector level or suffered from poor stock selection within the sector.

On a positive note, there are many stocks in the fund that did extremely well including Siemans AG, JFE Holdings, mmO2 PLC, Banco Intesa, Banco Itau, and InterContinental Hotels, which were all up by greater than 80 percent in value for the year. Unfortunately, the weightings were small in most of these names, which diluted their benefits to the fund.2

Following a year that saw significant strength in all major global markets and non-U.S. currencies, we feel positive in our outlook for 2004. For 2003, the MSCI Europe Australasia, Far East Index1 (EAFE) of international markets was up
38.6 percent in U.S. dollar terms, far outpacing the S&P 500 Index1, which was up 28.7 percent. We believe the signs of real economic recovery are to be seen globally during the coming year. Asia has continued to show robust growth with China's real Gross Domestic Product1 (GDP) up 9 percent. We believe Europe and Japan are benefiting from U.S. growth and significant cost cutting at the company level.

We see attractive opportunities in Europe on a global valuation comparison basis. We believe that our strategy, as always, is prudent and with both feet on the ground, so to speak. We like Japan because we believe it has been in a bear market for 13 years until last year, when it appeared to show signs of improvement. Currently, the Price-to-Book Ratio1 for Japanese companies is only 1.5x compared with 3x for the U.S. market. So there is genuine valuation support for the Japanese market. There are many well-known Japanese names in our portfolio, including Toyota, Sharp, Canon, Fuji Photo Film, 7-11 Japan, and Nintendo. We believe real estate is starting to recover in Japan and is one of the areas of focus for our Japanese analyst, Soichiro Matsumoto. Shares of Mitsubishi

--------------

(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices

(2) Portfolio holdings are subject to change and should not be considered a recommendation to buy securities.

Estates, a less familiar name and the owner of the most prime office buildings in Tokyo, sell at a 23 percent discount to net asset value (NAV). We also own Nidec, the global leader in brushless motors, which have superior properties to typical small motors.2

We are underweight in Europe but are happy with our holdings there. Continental is a German tire company that sources 50 percent of its tire production from low-cost Eastern Europe. This is how they successfully compete with Michelin, which manufactures only 7 percent of its tires in low-cost countries. Another promising holding is in Autoliv, which makes airbag systems for automobiles. Safety is becoming more important to auto manufacturers. Not too long ago, vehicles had only one airbag for the driver; however, newer cars have airbags for multiple passengers and many have side airbags. Thus, Autoliv's products represent an increasing part of a car's cost to manufacturers and provide product differentiation while making driving a safer experience.2

Gilman Gunn
Evergreen portfolio manager

------------------------
PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THESE PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

MMA PRAXIS INTERNATIONAL FUND
PERFORMANCE REVIEW

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/03

[BAR CHART]

                    INCEPTION                                              SINCE
                      DATE           1 YEAR       3 YEAR    5 YEAR       INCEPTION
                    ---------        ------       ------    ------       ---------
Class A              5/12/99         27.53%        -8.53%    -2.76%       -2.05%
Class A*             5/12/99         20.50%       -10.15%    -3.80%        1.25%

Class B              4/1/97          26.73%        -9.09%    -3.27%        1.65%
Class B**            4/1/97          22.32%        -9.70%    -3.44%        1.65%

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

GROWTH OF $10,000 INVESTMENT 4/1/97 TO 12/31/03

[LINE GRAPH]

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 12/31/03, and represents the reinvestment of dividends and capital gains in the fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN MORE CURRENT PERFORMANCE INFORMATION, PLEASE VISIT WWW.MMAPRAXIS.COM.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

 * Reflects maximum front-end sales charge of 5.25%.

** Reflects applicable contingent deferred sales charge of 4.00%.
   International investing involves increased risk and volatility.

Class A Share of this fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception 4/1/97.

(1) The MSCI AC Wld FR-(ex U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2003

                                                     SHARES     VALUE($)
                                                     -------   ---------
COMMON STOCKS (96.4%)

AUSTRALIA (1.7%)
CONTAINERS & PACKAGING (0.5%)
        Amcor Ltd ..............................      95,954     597,169
                                                               ---------
INSURANCE (0.8%)
        QBE Insurance Group Ltd ................     132,550   1,058,620
                                                               ---------
MEDICAL PRODUCTS (0.4%)
        Cochlear Ltd ...........................      25,882     418,487
                                                               ---------
                                                               2,074,276
                                                               ---------
AUSTRIA (0.3%)

BANKS (0.3%)
        Bank Austria Creditanstalt (b) .........       6,372     325,512
                                                               ---------
BELGIUM (0.7%)

SPECIAL PURPOSE ENTITY (0.7%)
        Groupe Bruxelles Lambert S.A ...........      14,346     808,319
                                                               ---------
BERMUDA (0.7%)

AGRICULTURAL OPERATIONS (0.5%)
        Bunge Ltd ..............................      17,831     586,997
                                                               ---------
ELECTRIC PRODUCTS-MISCELLANEOUS (0.2%)
        Johnson Electric Holdings Ltd ..........     216,000     275,439
                                                                 862,436
                                                               ---------
BRAZIL (3.4%)
BANKS (2.5%)
        Banco Itau Holding Financeira S.A. ADR..      60,197   2,935,808
                                                               ---------
DIVERSIFIED MINERALS (0.9%)
        Companhia Vale do Rio Doce ADR .........      21,249   1,094,536
                                                               ---------
                                                               4,030,344
                                                               ---------
CANADA (6.0%)

AUCTION HOUSE (0.4%)
        Ritchie Brothers Auctioneers, Inc ......       8,462     449,332
                                                               ---------
DIVERSIFIED OPERATIONS (1.4%)
        Brascan Corp ...........................      53,500   1,644,848
                                                               ---------
OIL & GAS EXPLORATION SERVICES (4.2%)
        Canadian Natural Resources Ltd .........       9,900     500,803
        EnCana Corp ............................      16,000     631,457
        Petro-Canada ...........................      78,800   3,897,163
                                                               ---------
                                                               5,029,423
                                                               ---------
                                                               7,123,603
                                                               ---------
FINLAND (1.2%)

TELECOMMUNICATIONS (1.2%)
        Nokia Oyj ..............................      79,750   1,379,126
                                                               ---------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                 SHARES     VALUE($)
                                                -------   ----------
COMMON STOCKS, CONTINUED

FRANCE (9.8%)
ADVERTISING (1.2%)
        Publicis Groupe ..................       44,362    1,438,070
                                                          ----------
APPAREL MANUFACTURERS (0.3%)
        Hermes International .............        1,865      360,861
                                                          ----------
BANKS (1.0%)
        BNP Paribas S.A ..................       18,177    1,144,544
                                                          ----------
INSURANCE (0.3%)
        CNP Assurances ...................        5,736      298,665
                                                          ----------
MEDIA (2.8%)
        Vivendi Universal S.A. (b) .......      133,663    3,248,844
                                                          ----------
OFFICE AUTOMATION & EQUIPMENT (0.5%)
        Neopost S.A ......................       11,593      584,913
                                                          ----------
PHARMACEUTICALS (0.9%)
        Sanofi-Synthelabo S.A ............       14,400    1,084,358
                                                          ----------
RETAIL (0.1%)
        Galeries Lafayette S.A ...........        1,114      172,552
                                                          ----------
TELECOMMUNICATIONS (1.9%)
        France Telecom S.A. (b) ..........       79,702    2,278,059
                                                          ----------
TELEVISION (0.8%)
        Societe Television Francaise 1 ...       28,375      990,690
                                                          ----------
                                                          11,601,556
                                                          ----------
GERMANY (7.1%)

BANKS (2.5%)
        Deutsche Bank AG .................       36,011    2,993,343
                                                          ----------
CHEMICALS (0.2%)
        BASF AG ..........................        3,478      196,317
                                                          ----------
ELECTRIC-INTEGRATED (1.1%)
        E.ON AG ..........................       20,474    1,341,087
                                                          ----------
INSURANCE (1.0%)
        Allianz AG .......................        9,000    1,136,351
                                                          ----------
TELECOMMUNICATIONS (2.2%)
        Deutsche Telecom AG (b) ..........      143,764    2,636,637
                                                          ----------
TIRE & RUBBER (0.1%)
        Continental AG ...................        3,086      117,476
                                                          ----------
                                                           8,421,211
                                                          ----------
HONG KONG (1.9%)
BANKS (0.3%)
        Wing Hang Bank Ltd ...............       66,000      392,756
                                                          ----------
OIL COMP - EXPLORATION & PRODUCTION (1.1%)
        CNOOC Ltd ........................      648,000    1,268,689
                                                          ----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                     SHARES    VALUE($)
                                                    -------   ---------
COMMON STOCKS, CONTINUED

TELEVISION (0.5%)
        Television Broadcasts Ltd .............     106,000     535,216
                                                              ---------
                                                              2,196,661
                                                              ---------
HUNGARY (1.9%)
BANKS (1.0%)
        OTP Bank Rt. GDR (b) ..................      45,600   1,197,000
                                                              ---------
PHARMACEUTICALS (0.9%)
        Gedeon Richter Rt. GDR ................       9,185   1,079,238
                                                              ---------
                                                              2,276,238
                                                              ---------
INDIA (2.9%)
APPLICATIONS SOFTWARE (1.7%)
        Satyam Computer Services Ltd. ADR .....      70,823   2,077,239
                                                              ---------
CHEMICALS (1.2%)
        Reliance Industries Ltd. GDR (b) (c)...       46,400  1,415,200
                                                              ---------
                                                              3,492,439
                                                              ---------
IRELAND (1.5%)
BANKS (0.8%)
        Anglo Irish Bank Corp. PLC ............      64,737   1,026,417
FINANCIAL SERVICES (0.7%)
        Irish Life & Permanent PLC ............      48,911     780,428
                                                              ---------
                                                              1,806,845
                                                              ---------
ITALY (0.9%)
INSURANCE (0.2%)
        Assicurazioni Generali SpA ............      11,159     295,584
                                                              ---------
PUBLISHING (0.4%)
        Mondadori (Arnoldo) Editore SpA .......      48,841     438,016
                                                              ---------
TELEVISION (0.1%)
        Mediaset SpA ..........................       7,797      92,643
                                                              ---------
WIRELESS TELECOMMUNICATIONS (0.2%)
        Telecom Italia Mobile SpA .............      42,728     232,287
                                                              ---------
                                                              1,058,530
                                                              ---------
JAPAN (23.0%)
ADVERTISING (0.6%)
                                                              ---------
        Dentsu, Inc ...........................         141     710,460
                                                              ---------
AUTOMOTIVE (2.2%)
        Toyota Industries Corp ................      35,100     745,101
        Toyota Motor Corp .....................      53,900   1,820,641
                                                              ---------
                                                              2,565,742
                                                              ---------
BANKS (1.5%)
        Mitsubishi Tokyo Financial Group, Inc..         227   1,770,757
                                                              ---------
BEVERAGES (0.4%)
        Ito En Ltd ............................       9,900     425,856
                                                              ---------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                       SHARES     VALUE($)
                                                       -------   ---------
COMMON STOCKS, CONTINUED

BROADCASTING (0.1%)
        Nippon Broadcasting System, Inc ..........       2,600     121,060
                                                                 ---------
CHEMICALS (0.2%)
        Sanyo Chemical Industries Ltd ............      29,000     182,924
                                                                 ---------
COSMETICS & TOILETRIES (0.7%)
        Uni-Charm Corp ...........................      17,300     850,714
                                                                 ---------
ELECTRONIC & ELECTRICAL - GENERAL (5.4%)
        CANON, Inc ...............................      33,000   1,536,531
        Fanuc Ltd ................................       8,100     485,229
        Matsushita Electric Industrial Co., Ltd...     222,000   3,069,927
        Nidec Corp ...............................       3,600     343,641
        Sharp Corp ...............................      67,000   1,057,171
                                                                 ---------
                                                                 6,492,499
                                                                 ---------
INSURANCE (0.7%)
        Mitsui Sumitomo Insurance Co., Ltd .......     101,000     829,337
                                                                 ---------
METALS (0.1%)
        Mitsui Mining & Smelting Co., Ltd ........      39,000     161,939
                                                                 ---------
PHARMACEUTICALS (2.7%)
        Daiichi Pharmaceuticals Co., Ltd .........      24,300     437,840
        Eisai Co., Ltd ...........................      38,200   1,030,120
        Sugi Pharmacy Co., Ltd (b) ...............       4,200     290,398
        Taisho Pharmaceutical Co., Ltd ...........      23,000     411,197
        Yamanouchi Pharmaceuticals Co., Ltd ......      31,700     984,986
                                                                 ---------
                                                                 3,154,541
                                                                 ---------
PHOTOGRAPHIC PRODUCTS (0.6%)
        Fuji Photo Film Co., Ltd .................      21,000     677,988
                                                                 ---------
RAILROADS (0.6%)
        East Japan Railway Co ....................          80     376,971
        West Japan Railway Co ....................         100     392,834
                                                                 ---------
                                                                   769,805
                                                                 ---------
REAL ESTATE INVESTMENT / MANAGEMENT (0.6%)
        Mitsubishi Estate Co., Ltd ...............      53,000     502,454
        Nomura Real Estate Office Fund, Inc. (b)..          36     178,035
                                                                 ---------
                                                                   680,489
                                                                 ---------
RETAIL (1.5%)
        Isetan Co., Ltd ..........................      46,600     513,091
        Seven - Eleven Japan Co., Ltd ............      19,000     576,187
        Yamada Denki Co., Ltd ....................      22,400     752,449
                                                                 ---------
                                                                 1,841,727
                                                                 ---------
SEMICONDUCTORS (0.6%)
        Advantest Corp ...........................       9,400     745,544
                                                                 ---------
STEEL - PRODUCERS (1.2%)
        JFE Holdings, Inc ........................      51,300   1,400,135
                                                                 ---------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                      SHARES        VALUE($)
                                                      ------        --------
COMMON STOCKS, CONTINUED

TELECOMMUNICATIONS (1.9%)
        Nippon Telegraph & Telephone Corp...........      376       1,813,867
        NTT DoCoMo, Inc ............................      190         430,811
                                                                   ----------
                                                                    2,244,678
                                                                   ----------
TELEVISION (0.4%)
        Fuji Television Network, Inc ...............       94         508,724
                                                                   ----------

TOYS (0.2%)
        Nintendo Co., Ltd. .........................    2,900         270,598
                                                                   ----------

TRANSPORTATION (0.8%)
        Seino Transportation Co., Ltd ..............   15,000         124,009
        Yamato Transport Co., Ltd ..................   67,000         788,971
                                                                   ----------
                                                                      912,980
                                                                   ----------
                                                                   27,318,497
                                                                   ----------
MEXICO (2.4%)

BROADCASTING (0.5%)
        Grupo Televisa S.A. ADR ....................   15,788         629,310
                                                                   ----------
BUILDING PRODUCTS (0.4%)
        Cemex S.A. ADR .............................   19,880         520,856
                                                                   ----------
NON-FERROUS METALS (1.2%)
        Grupo Mexico S.A., Series B (b) ............  501,374       1,284,973
                                                                   ----------
TELECOMMUNICATIONS (0.3%)
        Telefonos de Mexico S.A. ADR ...............   12,395         409,407
                                                                   ----------
                                                                    2,844,546
                                                                   ----------
NETHERLANDS (1.7%)

OIL - INTEGRATED COMPANIES (1.0%)
        Royal Dutch Petroleum Co ...................   23,200       1,215,447
                                                                   ----------
PUBLISHING (0.4%)
        N.V. Holdingsmaatschappij De Telegraaf .....   20,422         463,410
                                                                   ----------
RETAIL (0.3%)
        Koninklijke Ahold NV (b) ...................   39,315         299,524
                                                                   ----------
                                                                    1,978,381
                                                                   ----------
RUSSIA (1.4%)

OIL & GAS EXPLORATION SERVICES (1.4%)
        Gazprom ADR ................................   65,481       1,669,766
                                                                   ----------

SOUTH AFRICA (0.2%)

RETAIL-MISCELLANEOUS/DIVERSIFIED (0.2%)
        New Clicks Holdings Ltd. ...................  163,565         192,602
                                                                   ----------

SOUTH KOREA (1.2%)

AUTOMOTIVE (1.2%)
        Hyundai Motor Co., Ltd GDR (b) .............  146,204       1,432,799
                                                                   ----------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                       SHARES       VALUE($)
                                                      -------       --------
COMMON STOCKS, CONTINUED

SPAIN (0.4%)

UTILITIES - TELECOMMUNICATIONS (0.4%)
        Telefonica S.A...............................   35,915         527,308
                                                                    ---------
SWEDEN (1.3%)

AUTOMOTIVE (1.3%)
        Autoliv, Inc.................................   41,100       1,559,393
                                                                    ---------
SWITZERLAND (7.2%)

CHEMICALS (0.4%)
        Lonza Group AG...............................    7,583         435,942
                                                                    ---------
FOOD PRODUCTS (1.8%)
        Lindt & Spruengli AG. .......................      413         343,958
        Nestle S.A. .................................    7,086       1,770,426
                                                                    ---------
                                                                    2,114,384
                                                                    ---------
INSURANCE (0.2%)
        Swiss Re ...................................    4,140         279,515
                                                                    ---------
INVESTMENT COMPANIES (0.6%)
        Pargesa Holding AG .........................      275         733,778
                                                                    ---------
PHARMACEUTICALS (4.2%)
        Novartis AG ................................   64,855       2,944,498
        Roche Holding AG ...........................   17,149       1,729,806
        Serono S.A .................................      491         350,161
                                                                    ---------
                                                                    5,024,465
                                                                    ---------
                                                                    8,588,084
                                                                    ---------
UNITED KINGDOM (17.6%)

BANKS (4.7%)
        HBOS PLC ...................................  113,006       1,463,625
        HSBC Holdings PLC ..........................  183,016       2,876,559
        Lloyds TSB Group PLC .......................    7,386          59,235
        Royal Bank of Scotland Group PLC ...........   39,923       1,176,367
                                                                    ---------
                                                                    5,575,786
                                                                    ---------

CHEMICALS (1.3%)
        Imperial Chemical Industries PLC. ..........  436,499       1,554,985
                                                                    ---------

MEDICAL PRODUCTS (0.2%)
        Smith & Nephew PLC. .........................  28,700         241,088
                                                                    ---------

OIL COMP-INTERGRATED (3.2%)
        BP PLC. ..................................... 464,255       3,764,823
                                                                    ---------

PHARMACEUTICALS (2.0%)
        AstraZeneca Group PLC. ......................  26,057       1,250,112
        GlaxoSmithKline PLC. ........................  48,369       1,108,324
                                                                    ---------
                                                                    2,358,436
                                                                    ---------

REAL ESTATE OPERATORS/DEVELOPERS (0.6%)
        British Land Co., PLC ......................   70,432         736,330
                                                                    ---------

MMA PRAXIS INTERNATIONAL FUND
SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
DECEMBER 31, 2003

                                                                                 SHARES OR
                                                                                 PRINCIPAL
                                                                                 AMOUNT($)         VALUE($)
                                                                                ------------     ------------
COMMON STOCKS, CONTINUED

RETAIL (3.6%)
        Boots Group PLC .....................................................         62,013          767,097
        Dixons Group PLC ....................................................        145,793          362,778
        Kingfisher PLC ......................................................        474,668        2,366,491
        Next PLC ............................................................         39,835          800,819
                                                                                                 ------------
                                                                                                    4,297,185
                                                                                                 ------------
TELECOMMUNICATIONS - SERVICES & EQUIPMENT (0.6%)
        BT Group PLC ........................................................        201,972          680,638
                                                                                                 ------------
WIRELESS TELECOMMUNICATIONS (1.5%)
        Vodafone Group PLC ..................................................        694,636        1,722,252
                                                                                                 ------------
                                                                                                   20,931,523
                                                                                                 ------------

TOTAL COMMON STOCKS                                                                               114,499,994
                                                                                                 ------------
CORPORATE NOTES (1.0%)

COMMUNITY DEVELOPMENT (1.0%)
        MMA Community Development Investment, Inc., 0.96%, 1/1/04+ (d) ......   $    345,000          345,000
        MMA Community Development Investment, Inc., 1.44%, 1/1/04+ (d) ......        880,000          880,000
                                                                                                 ------------

TOTAL CORPORATE NOTES                                                                               1,225,000
                                                                                                 ------------

TOTAL INVESTMENTS (COST $107,552,621) (a) - 97.4% ...........................                     115,724,994
        Other assets in excess of liabilities - 2.6% ........................                       3,138,804
                                                                                                 ------------
        NET ASSETS - 100.0% .................................................                    $118,863,798
                                                                                                 ============

----------
(a) Represents cost for financial reporting purposes, is substantially the same cost for federal income tax purposes, and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation..............          $8,314,249
Unrealized depreciation..............            (141,876)
                                               ----------
Net unrealized appreciation..........          $8,172,373
                                               ==========

(b)  Represents non-income producing securities.

(c) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees.

(d) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees.

*    Effective yield at purchase.

+ Variable rate security. Rates presented are the rates in effect at December 31, 2003. Date presented reflects next rate change date.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PLC - Public Limited Company

MMA PRAXIS INTERNATIONAL FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS:
Investments, at value (cost $106,327,621)...........................................   $ 114,499,994
Investment in affiliates, at value (cost $1,225,000)................................       1,225,000
                                                                                       -------------
                Total Investments                                                        115,724,994
                                                                                       -------------
Cash                                                                                       8,509,825
Foreign currency, at value (cost $7,095,880)........................................       7,102,898
Interest and dividends receivable...................................................         134,290
Receivable for capital shares issued ...............................................           2,400
Unrealized appreciation on foreign currency contracts...............................          21,371
Tax reclaim receivable..............................................................          30,798
Prepaid expenses....................................................................          23,992
                                                                                       -------------
                Total Assets                                                             131,550,568
                                                                                       -------------

LIABILITIES:
Payable for investments purchased ..................................................      12,481,430
Payable for capital shares redeemed                                                            9,201
Accrued expenses and other payables:
        Investment advisory fees ...................................................          46,533
        Distribution fees ..........................................................          33,130
        Shareholder servicing fees .................................................          12,372
        Other ......................................................................         104,104
                                                                                       -------------
                Total Liabilities ..................................................      12,686,770
                                                                                       -------------

NET ASSETS:
Capital ............................................................................     146,590,466
Distributions in excess of net investment income ...................................         (21,371)
Accumulated net realized losses from investments and foreign currency transactions..     (35,901,276)
Unrealized appreciation from investments and translation of assets and
        liabilities in foreign currencies...........................................       8,195,979
                                                                                       -------------
                Net Assets..........................................................   $ 118,863,798
                                                                                       -------------
Net Assets
        Class A ....................................................................   $  97,395,716
        Class B ....................................................................      21,468,082
                                                                                       -------------
                Total ..............................................................   $ 118,863,798
                                                                                       =============

Shares outstanding
       (unlimited number of shares authorized with $.01 par value)
        Class A ....................................................................      10,333,244
        Class B ....................................................................       2,304,217
                                                                                       -------------
                Total ..............................................................      12,637,461
                                                                                       =============

Net asset value
        Class A - Redemption Price Per Share .......................................   $        9.43
                                                                                       =============
        Class A - Maximum Sales Charge .............................................            5.25%
                                                                                       =============
        Class A - Maximum Offering Price Per Share
                (100%/(100%-Maximum Sales Charge) of net asset value adjusted
                to the nearest cent) ...............................................   $        9.95
                                                                                       =============
        Class B - offering price per share* ........................................   $        9.32
                                                                                       =============

----------------
* Redemption price per share (Class B) varies by length of time shares are held.

See notes to financial statements.

MMA PRAXIS INTERNATIONAL FUND
STATEMENT OF OPERATIONS
DECEMBER 31, 2003

INVESTMENT INCOME:
Interest .................................................................   $      4,273
Dividend .................................................................      2,139,646
Foreign tax withholding ..................................................       (246,222)
Interest from affiliates .................................................         25,145
                                                                             ------------
        Total Investment Income ..........................................      1,922,842
                                                                             ------------

EXPENSES:

Investment advisory fees .................................................        870,036
Administration fees ......................................................        279,897
Distribution fees-Class A ................................................        196,277
Distribution fees-Class B ................................................        136,199
Shareholder servicing fees-Class A .......................................        196,277
Shareholder servicing fees-Class B .......................................         45,400
Custodian fees ...........................................................         99,610
Accounting fees ..........................................................         29,848
Organization costs .......................................................            168
Trustees' fees and expenses ..............................................          8,455
Transfer agent fees ......................................................        172,985
Other expenses ...........................................................        119,632
                                                                             ------------
        Total expenses before reductions/ reimbursements .................      2,154,784
     Expenses reimbursed by Investment Advisor ...........................       (428,062)
     Expenses reduced by Administrator ...................................        (21,521)
     Expenses reduced by Distributor .....................................       (137,389)
                                                                             ------------
        Net Expenses .....................................................      1,567,812
                                                                             ------------

Net Investment Income ....................................................        355,030
                                                                             ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gains from investment and foreign currency transactions .....      7,333,756
Change in unrealized appreciation/ depreciation from investments and
    translation of assets and liabilities in foreign currencies ..........     17,699,507
                                                                             ------------
Net realized/ unrealized gains on investments ............................     25,033,263
                                                                             ------------
Change in net assets resulting from operations ...........................   $ 25,388,293
                                                                             ============

See notes to financial statements.

MMA PRAXIS INTERNATIONAL FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Year Ended          Year Ended
                                                                            December 31,        December 31,
                                                                                2003                2002
                                                                           --------------      --------------
FROM INVESTMENT ACTIVITIES:

Net investment income ..................................................   $      355,030      $      (12,561)
Net realized gains (losses) from investment transactions ...............        7,333,756         (21,605,587)
Change in unrealized appreciation/depreciation from
        investments and translation of assets and liabilities in
        foreign currencies .............................................       17,699,507           2,203,445
                                                                           --------------      --------------
Change in net assets resulting from operations .........................       25,388,293         (19,414,703)
                                                                           --------------      --------------

DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
        From net investment income .....................................         (578,048)           (257,410)
        Return of capital ..............................................               --            (143,440)

DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
        From net investment income .....................................          (86,593)            (13,800)
        Return of capital ..............................................               --             (41,422)
                                                                           --------------      --------------
Change in net assets from distributions to shareholders ................         (664,641)           (456,072)
Change in net assets from capital transactions .........................        7,542,829          13,060,576
                                                                           --------------      --------------

Change in net assets ...................................................       32,266,481          (6,810,199)

Net Assets:
        Beginning of period ............................................       86,597,317          93,407,516
                                                                           --------------      --------------
        End of period ..................................................   $  118,863,798      $   86,597,317
                                                                           ==============      ==============

See notes to financial statements.

MMA PRAXIS INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period indicated.

                                                                                      Class A Shares
                                                            --------------------------------------------------------------------
                                                            Year Ended    Year Ended     Year Ended    Year Ended   Period Ended
                                                           December 31,  December 31,   December 31,  December 31,  December 31,
                                                               2003          2002           2001         2000         1999 (a)
                                                           ------------  ------------   ------------  ------------  ------------
Net Asset Value, Beginning of Period                        $     7.45    $     9.28    $    12.53    $    18.19    $    13.76
                                                            ----------    ----------    ----------    ----------    ----------
Investment Activities:
        Net investment income (loss).....................         0.04          0.01          0.04          0.42         (0.01)
        Net realized and unrealized gains (losses) from
        investments and translation of assets
        and liabilities in foreign currencies ...........         2.00         (1.79)        (3.23)        (4.04)         4.81
                                                            ----------    ----------    ----------    ----------    ----------
        Total from Investment Activities ................         2.04         (1.78)        (3.19)        (3.62)         4.80
                                                            ----------    ----------    ----------    ----------    ----------

Distributions:
        Net investment income ...........................        (0.06)        (0.03)        (0.06)        (0.32)        (0.10)
        Net realized gains ..............................           --            --            --         (1.68)        (0.27)
        Return of capital ...............................           --         (0.02)           --         (0.04)           --
                                                            ----------    ----------    ----------    ----------    ----------
        Total Distributions .............................        (0.06)        (0.05)        (0.06)        (2.04)        (0.37)
                                                            ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period ..........................   $     9.43    $     7.45    $     9.28    $    12.53    $    18.19
                                                            ==========    ==========    ==========    ==========    ==========
Total Return (excludes redemption charge) ...............        27.53%       (19.29%)      (25.42%)      (20.23%)       35.09% (b)

Ratios/Supplemental Data:
        Net Assets at end of period (000) ...............   $   97,396    $   68,989    $   71,043    $   30,790    $   24,215
        Ratio of expenses to average net assets .........         1.50%         1.45%         1.45%         1.45%         1.45% (c)
        Ratio of net investment income to
        average net assets ..............................         0.49%         0.11%         0.11%         1.99%         0.02% (c)
        Ratio of expenses to average net assets* ........         2.14%         2.24%         2.16%         2.25%         2.28% (c)
        Portfolio turnover (d)...........................       145.51%        76.38%        61.33%        48.31%        57.73%

-------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) For the period from May 12, 1999 (commencement of operations) through December 31, 1999.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA PRAXIS INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS, CONTINUED

For a share outstanding throughout the period indicated.

                                                                                     Class B Shares
                                                           --------------------------------------------------------------------
                                                            Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                           December 31,  December 31,  December 31,  December 31,  December 31,
                                                               2003          2002          2001          2000          1999
                                                           ------------  ------------  ------------  ------------  ------------
Net Asset Value, Beginning of Period ..................     $     7.39    $     9.23    $    12.51    $    18.21    $    13.05
                                                            ----------    ----------    ----------    ----------    ----------
Investment Activities:
        Net investment income (loss) ..................          (0.01)        (0.04)        (0.04)         0.31         (0.08)
        Net realized and unrealized gains
        (losses) from investments and translation
        of assets and liabilities in foreign
        currencies ....................................           1.98         (1.78)        (3.20)        (4.01)         5.54
                                                            ----------    ----------    ----------    ----------    ----------
        Total from Investment Activities ..............           1.97         (1.82)        (3.24)        (3.70)         5.46
                                                            ----------    ----------    ----------    ----------    ----------

Distributions:
        Net investment income .........................          (0.04)           --         (0.04)        (0.28)        (0.03)
        Net realized gains ............................             --            --            --         (1.68)        (0.27)
        Return of capital .............................             --         (0.02)           --         (0.04)           --
                                                            ----------    ----------    ----------    ----------    ----------
        Total Distributions ...........................          (0.04)        (0.02)        (0.04)        (2.00)        (0.30)
                                                            ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period ........................     $     9.32    $     7.39    $     9.23    $    12.51    $    18.21
                                                            ==========    ==========    ==========    ==========    ==========
Total Return (excludes redemption charge) .............          26.73%       (19.73%)      (25.92%)      (20.64%)       42.00%

Ratios/Supplemental Data:
Net Assets at end of period (000) .....................     $   21,468    $   17,608    $   22,364    $   30,317    $   34,509
Ratio of expenses to average net assets ...............           2.15%         2.00%         2.00%         2.00%         2.00%
Ratio of net investment income (loss) to average
  net assets ..........................................          (0.15%)       (0.44%)       (0.44%)        1.73%        (0.28%)
Ratio of expenses to average net assets* ..............           2.63%         2.74%         2.65%         2.74%         2.82%
Portfolio turnover (a) ................................          145.51%       76.38%        61.33%        48.31%        57.73%

-------------
* During the period, certain expenses were voluntarily reduced/reimbursed. If such expense reduction had not occurred, the ratios would have been as indicated.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2003

1. ORGANIZATION:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively "the Funds"). Also known as the Intermediate Income Fund, Core Stock Fund, International Fund, and Value Index Fund.

The Funds offer two classes of shares, Class A and Class B. Each class of shares in the Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder serving agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities are valued by a method which the Board of Trustees believes accurately reflects fair value.

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

Risk Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Fund and the Value Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Restricted Securities:

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Funds' adviser. In valuating restricted securities under the Valuation Procedures, the Funds' adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Funds' adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Fund has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by and affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA-CDI"). MMA-CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

The character of dividends paid to shareholders during the fiscal year ended December 31, 2003 was as follows:

                                      DIVIDENDS PAID FROM
                                  --------------------------
                                                  NET LONG         TOTAL         TAX              TAX
                                   ORDINARY     TERM CAPITAL      TAXABLE       EXEMPT         RETURN OF        TOTAL
                                    INCOME         GAINS         DIVIDENDS     DIVIDENDS        CAPITAL       DIVIDENDS
                                  ----------    ------------     ---------     ---------       ---------      ---------
Intermediate Income Fund          $3,193,291    $          -    $3,193,291     $       -       $      -       $3,193,291
Core Stock Fund                            -               -             -             -         11,026           11,026
Value Index Fund                     331,988               -       331,988             -          7,581          339,569
International Fund                   664,641               -       664,461             -             -           664,461

The character of dividends paid to shareholders during the fiscal year ended December 31, 2002 was as follows:

                                      DIVIDENDS PAID FROM
                                  --------------------------
                                                  NET LONG         TOTAL          TAX            TAX
                                   ORDINARY     TERM CAPITAL      TAXABLE        EXEMPT        RETURN OF        TOTAL
                                    INCOME         GAINS         DIVIDENDS     DIVIDENDS        CAPITAL       DIVIDENDS
                                  ----------    ------------     ---------     ---------       ---------      ----------
Intermediate Income Fund          $3,235,338     $         -    $3,235,338     $       -       $      -       $3,235,338
Core Stock Fund                            -               -             -             -              -                -
Value Index Fund                     102,571               -       102,571             -              -          102,571
International Fund                   271,210               -       271,210             -        184,862          456,072

As of December 31, 2003 the components of accumulated earnings on a tax basis was as follows:

                                                     UNDISTRIBUTED                                                         TOTAL
                       UNDISTRIBUTED  UNDISTRIBUTED    LONG-TERM                            ACCUMULATED   UNREALIZED    ACCUMULATED
                        TAX EXEMPT       ORDINARY      CAPITAL     ACCUMULATED  DIVIDENDS   CAPITAL AND  APPRECIATION/   EARNINGS/
                          INCOME          INCOME        GAINS        EARNINGS    PAYABLE   OTHER LOSSES  DEPRECIATION    (DEFICIT)
                       -------------  -------------    ---------   -----------  ---------  ------------  -------------  -----------
Intermediate
 Income Fund              $    -         $19,473        $   -        $19,473     $     -    (1,716,318)  $ 2,508,476   $    811,631
Core Stock Fund                -               -            -              -           -   (23,049,674)    9,390,428    (13,659,246)
Value Index Fund               -               -            -              -           -    (1,965,594)    2,066,379        100,785
International Fund             -               -            -              -           -   (35,848,560)    8,121,892    (27,726,668)

As of December 31, 2002 the components of accumulated earnings on a tax basis was as follows:

                                                    UNDISTRIBUTED                                                         TOTAL
                      UNDISTRIBUTED  UNDISTRIBUTED    LONG-TERM                            ACCUMULATED   UNREALIZED    ACCUMULATED
                       TAX EXEMPT       ORDINARY      CAPITAL     ACCUMULATED  DIVIDENDS   CAPITAL AND  APPRECIATION/   EARNINGS/
                         INCOME          INCOME        GAINS        EARNINGS    PAYABLE   OTHER LOSSES  DEPRECIATION    (DEFICIT)
                      -------------  -------------    ---------   -----------  ---------  ------------  -------------  -----------
Intermediate
  Income Fund            $    -         $   277        $   -       $   277      $     -    $(2,604,210) $ 3,966,498   $ 1,362,565
Core Stock Fund               -               -            -             -            -    (19,111,021) (20,119,938)  (39,230,959)
Value Index Fund              -              15            -            15            -     (1,937,657)  (4,334,889)   (6,272,531)
International Fund            -               -            -             -            -    (42,037,128) (10,585,559)  (52,622,687)

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

Federal Income Taxes:

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Organization Costs:

Costs incurred by the International Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the International Fund. In the event that any of the initial shares of the International Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses of the Trust in the same proportion as the number of said shares of the International Fund being redeemed bears to the number of initial shares of the International Fund that are outstanding at time of redemption. Organization costs incurred in connection with Funds other than the International Fund are expensed as incurred.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another reasonable basis. Expenses specific to a class are charged directly to that class.

Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 2003, custodian fees and expenses paid by third parties were $6,035, $2,331 and $7,647 for the Intermediate Income Fund, Core Stock Fund and the Value Index Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3. PURCHASES AND SALES OF SECURITIES:

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2003, were as follows:

                               PURCHASES          SALES
                             ------------     ------------
Intermediate Income Fund ..  $ 49,086,939     $ 36,501,771
Core Stock Fund ...........    19,946,931       10,642,809
Value Index Fund ..........    15,988,293        8,283,984
International Fund ........   141,351,187      134,948,202

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

4. RELATED PARTY TRANSACTIONS:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50% for the Intermediate Income Fund, 0.74% for the Core Stock; 0.30% for the Value Index Fund and 0.90% for the International Fund. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund. The Advisor entered into an expense limitation agreement until April 30, 2005 pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses. Each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.85% and 1.30% for the Intermediate Income Fund, 1.25% and 1.90% for the Core Stock Fund, 0.95% and 1.50% for the Value Index Fund, and 1.50% and 2.15% for the International Fund. For the year ended December 31, 2003, the Adviser reimbursed the Intermediate Income Fund, Core Stock Fund, Value Index Fund and International Fund in the amounts $384,992, $549,482, $65,343, and $428,062, respectively.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, serves the Company as administrator. Under the terms of the new omnibus agreement effective 7/1/03, BISYS receives fees for administration, transfer agent, and fund accounting services computed daily at an annual rate of each Fund's average daily net assets. The fees for the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund are .30%, .35%, .30%, and .40%, respectively.

Pursuant to a Distribution Agreement between the Trust and BISYS, BISYS serves as the Funds' distributor ("Distributor"). Under a distribution (12b-1) plan adopted by the Trust, each Fund pays the Distributor, an aggregate fee not to exceed on an annual basis 0.50% of the average daily net assets of such Fund's Class A Shares. The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00% of the average daily net assets of such Fund's Class B Shares. The Distributor may incur 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

For the year ended December 31, 2003, the distributor received approximately $760,977 from commissions earned on sales of Class A shares and on redemption of Class B shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $30,229 went to affiliated dealers.

Certain officers of the Trust are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

BISYS and BISYS Ohio are subsidiaries of The BISYS Group, Inc.

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

5. CAPITAL SHARE TRANSACTIONS
Transactions in shares of the Funds are summarized below:

                                                       Intermediate Income Fund          Core Stock Fund
                                                      --------------------------  --------------------------
                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                       12/31/2003    12/31/2002    12/31/2003    12/31/2002
                                                      ------------  ------------  ------------  ------------
Capital Transactions:
Class A Shares:
        Proceeds from shares issued ................  $ 10,952,297  $ 10,817,981  $ 14,069,287  $ 11,675,088
        Dividends reinvested .......................       611,731       658,526         9,990             -
        Cost of shares redeemed ....................    (4,423,230)   (7,115,949)   (4,070,014)   (6,351,911)
                                                      ------------  ------------  ------------  ------------
        Class A Share Transactions .................  $  7,140,798  $  4,360,558  $ 10,009,263  $  5,323,177
                                                      ------------  ------------  ------------  ------------
Class B Shares:
Proceeds from shares issued ........................  $  8,278,823  $  7,018,567  $  8,808,071  $  9,241,504
        Dividends reinvested .......................     1,347,346     1,589,278             -             -
        Cost of shares redeemed ....................    (6,643,459)   (4,273,362)  (12,603,652)  (11,442,782)
                                                      ------------  ------------  ------------  ------------
        Class B Share Transactions .................  $  2,982,710  $  4,334,483  $ (3,795,581) $ (2,201,278)
                                                      ------------  ------------  ------------  ------------
Net increase (decrease) from capital transactions..   $ 10,123,508  $  8,695,041  $  6,213,682  $  3,121,899
                                                      ============  ============  ============  ============

Share Transactions:
        Class A Shares:
        Issued .....................................     1,087,566     1,100,375     1,206,812       951,995
        Reinvested .................................        60,851        67,401           856             -
        Redeemed ...................................      (440,869)     (722,318)     (350,688)     (494,950)
                                                      ------------  ------------  ------------  ------------
        Change in Class A Shares ...................       707,547       445,458       856,981       457,045
                                                      ------------  ------------  ------------  ------------

Class B Shares:
        Issued .....................................       824,384       713,102       781,338       771,810
        Reinvested .................................       134,459       162,857             -             -
        Redeemed ...................................      (661,417)     (435,986)   (1,121,916)     (977,473)
                                                      ------------  ------------  ------------  ------------
        Change in Class B Shares ...................       297,426       439,973      (340,578)     (205,663)
                                                      ------------  ------------  ------------  ------------
Net increase (decrease)
        from share transactions ....................     1,004,973       885,431       516,403       251,382
                                                      ============  ============  ============  ============

                                                            Value Index Fund           International Fund
                                                      --------------------------  --------------------------
                                                       Year Ended    Year Ended    Year Ended    Year Ended
                                                       12/31/2003    12/31/2002    12/31/2003    12/31/2002
                                                      ------------  ------------  ------------  ------------
Capital Transactions:
Class A Shares:
        Proceeds from shares issued ................  $  6,414,811  $  5,887,852  $ 21,176,906  $ 23,125,262
        Dividends reinvested .......................       191,949        85,526       535,584       831,677
        Cost of shares redeemed ....................    (1,126,306)   (1,037,287)  (13,608,670)  (10,625,274)
                                                      ------------  ------------  ------------  ------------
        Class A Share Transactions .................  $  5,480,454  $  4,936,091  $  8,103,821  $ 13,331,665
                                                      ------------  ------------  ------------  ------------
Class B Shares:
Proceeds from shares issued ........................  $  1,813,980  $  1,815,286  $  1,893,805  $  2,074,195
        Dividends reinvested .......................        23,510         6,289        83,554       140,968
        Cost of shares redeemed ....................      (515,073)     (325,846)   (2,538,351)   (2,486,252)
                                                      ------------  ------------  ------------  ------------
        Class B Share Transactions .................  $  1,322,417  $  1,495,729  $   (560,992)     (271,089)
                                                      ------------  ------------  ------------  ------------
Net increase (decrease) from capital transactions...  $  6,802,871  $  6,431,820  $  7,542,829  $ 13,060,576
                                                      ============  ============  ============  ============

Share Transactions:
        Class A Shares:
        Issued .....................................       864,340       755,393     2,788,473     2,805,743
        Reinvested .................................        26,832        10,617        69,019        91,670
        Redeemed ...................................      (150,954)     (131,267)   (1,782,233)   (1,297,160)
                                                      ------------  ------------  ------------  ------------
        Change in Class A Shares ...................       740,217       634,743     1,075,258     1,600,253
                                                      ------------  ------------  ------------  ------------

Class B Shares:
        Issued .....................................       238,705       232,140       239,190       249,606
        Reinvested .................................         3,287           785        10,851        15,560
        Redeemed ...................................       (68,786)      (47,480)     (327,162)     (306,084)
                                                      ------------  ------------  ------------  ------------
        Change in Class B Shares ...................       173,206       185,445       (77,121)      (40,918)
                                                      ------------  ------------  ------------  ------------
Net increase (decrease)
        from share transactions ....................       913,423       820,188       998,137     1,559,335
                                                      ============  ============  ============  ============

6. FEDERAL INCOME TAX INFORMATION
Capital Loss Carryforward:

At December 31, 2003 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extend provided by the Treasury regulations:

                                                     Amount            Expires
                                                  -----------          -------
Intermediate Income Fund .....................    $   509,850            2008
Intermediate Income Fund .....................        532,675            2009
Intermediate Income Fund .....................        673,793            2010
Core Stock Fund ..............................        540,587            2008
Core Stock Fund ..............................     14,066,596            2010

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

                                                     Amount            Expires
                                                  -----------          -------
Core Stock Fund ..............................    $ 8,049,290           2011
Value Index Fund .............................        435,798           2010
Value Index Fund .............................      1,529,796           2011
International Fund ...........................      8,952,434           2008
International Fund ...........................     26,896,126           2010

Post October Loss Deferral:

Capital losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund has incurred and will elect to defer such capital losses as follows.

                                               Post-October
                                              Capital Losses
                                              --------------
Core Stock Fund ..............................  $  393,201

7. OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended December 31, 2003, dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a rate of 15%. Completed information will be reported in conjunction with the 2003 Form 1099-DIV.

Dividends received deduction:

Value Index Fund..............................     100%

8. PROXY VOTE (UNAUDITED)

Proposal 1: To elect seven members of the Board of Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date a shareholder approval is obtained.

The Chairman then called on the Inspector to confirm and state the number and percentages of votes cast voting FOR each proposed Trustee, by Fund:

MMA Praxis Intermediate Income Fund
Number of Votes FOR:

Howard L. Brenneman      4,856,513     (99%)
Bruce Harder             4,856,513     (99%)
Karen Klassen Harder     4,849,334     (99%)
Richard Reimer           4,856,766     (99%)
R. Clair Sauder          4,856,516     (99%)
Donald E. Showalter      4,856,766     (99%)
Allen J. Yoder, Jr.      4,856,267     (99%)

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

MMA Praxis Core Stock Fund
Number of Votes FOR:

Howard L. Brenneman              5,282,405     (99%)
Bruce Harder                     5,280,758     (99%)
Karen Klassen Harder             5,283,177     (99%)
Richard Reimer                   5,285,033     (99%)
R. Clair Sauder                  5,281,644     (99%)
Donald E. Showalter              5,281,873     (99%)
Allen J. Yoder, Jr.              5,283,013     (99%)

MMA Praxis International Fund
Number of Votes FOR:

Howard L. Brenneman              10,018,818     (99%)
Bruce Harder                     10,018,818     (99%)
Karen Klassen Harder             10,018,818     (99%)
Richard Reimer                   10,017,485     (99%)
R. Clair Sauder                  10,017,588     (99%)
Donald E. Showalter              10,018,818     (99%)
Allen J. Yoder, Jr.              10,018,818     (99%)

MMA Praxis Value Index Fund
Number of Votes FOR:

Howard L. Brenneman              2,553,219    (100%)
Bruce Harder                     2,553,219    (100%)
Karen Klassen Harder             2,553,219    (100%)
Richard Reimer                   2,553,219    (100%)
R. Clair Sauder                  2,552,883     (99%)
Donald E. Showalter              2,552,883     (99%)
Allen J. Yoder, Jr.              2,553,219    (100%)

The Chairman stated that this vote constituted the affirmative vote of a plurality of the votes cast, as described in the Proxy Statement, for each proposed Trustee, and each Trustee is approved. The Chairman noted that the next item of business which the shareholders of the International Fund are being requested to consider is the following proposal:

Proposal 2 (International Fund Only): To approve or disapprove a new sub-advisory agreement between the Fund's investment adviser and Evergreen Investment Management Company, LLC.

The Chairman then called on the Inspector to confirm and state the number and percentage of votes cast voting FOR Proposal 2 with respect to the MMA Praxis International Fund:

MMA PRAXIS MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS, CONTINUED
DECEMBER 31, 2003

Number of Votes FOR:
International Fund                9,979,027     (99%)

Number of Votes AGAINST:
International Fund                   16,310   (0.13%)

Number of Votes ABSTAINING:
International Fund                   29,651   (0.27%)

The Chairman stated that this vote constituted the affirmative vote of the lesser of (i) 67% or more of the International Fund's shares present at the Meeting if more than 50% of the outstanding shares of the International Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the International Fund, as described in the Proxy Statement, and therefore the new sub-advisory agreement between Fund's investment adviser and Evergreen Investment Management Company, LLC was approved. The Chairman noted that the last item Shareholders were requested to consider was the following proposal:

Proposal 3: To ratify the selection of Ernst & Young LLP as the independent accountants for each Fund.

The Chairman then called on the Inspector to confirm and state the number and percentage of votes cast voting FOR Proposal 3 for each Fund.

Number of Votes FOR:
MMA Praxis Intermediate Income Fund       4,779,574      (98%)
MMA Praxis Core Stock Fund                5,181,402      (98%)
MMA Praxis International Fund             9,998,300      (99%)
MMA Praxis Value Index Fund               2,547,413      (99%)

Number of Votes AGAINST:
MMA Praxis Intermediate Income Fund          18,611    (0.23%)
MMA Praxis Core Stock Fund                   17,035    (0.13%)
MMA Praxis International Fund                 6,383    (0.06%)
MMA Praxis Value Index Fund                       0       (0%)

Number of Votes ABSTAINING:
MMA Praxis Intermediate Income Fund          61,769    (1.27%)
MMA Praxis Core Stock Fund                   99,018    (0.75%)
MMA Praxis International Fund                20,305    (0.20%)
MMA Praxis Value Index Fund                   5,805    (0.17%)

The Chairman stated that this constituted the affirmative vote of a majority of the votes cast, as described in the Proxy Statement, for each Fund and therefore the selection of Ernst & Young LLP as the independent accountants for each Fund was ratified.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders
MMA Praxis Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the MMA Praxis Mutual Funds (comprised of Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund) (the Funds) as of December 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended and the financial highlights for each of the three years or periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the Funds for each of the respective years or periods ended December 31, 2000 were audited by other auditors whose report dated February 20, 2001 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the MMA Praxis Mutual Funds as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for the two years then ended, and their financial highlights for each of the three years or periods then ended, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ ERNST & YOUNG LLP

Columbus, Ohio
February 13, 2004

MANAGEMENT OF TRUSTEES


                                                                TERM OF OFFICE
                                                 POSITION HELD  AND LENGTH OF
NAME AND ADDRESS                     BIRTHDATE  WITH THE TRUST   TIME SERVED
-----------------------------------  ---------  --------------  --------------
Howard L. Brenneman                   3/26/40    Chairman and      Since
PO Box 483                                       Trustee           12/2/93
Goshen, IN 46527

Karen Klassen Harder, Ph.D.          1/22/56     Trustee           Since
Bluffton College                                                   12/2/93
Bluffton, OH 45817


Richard Reimer, Ph.D.                 10/6/31    Trustee           Since
The College of Wooster                                             12/2/93
Wooster, OH 44691

Donald E. Showalter, Esq.             2/23/41    Trustee           Since
100 South Mason Street                                             12/2/93
Harrisonburg, VA 22801

Allen Yoder, Jr.                      8/4/27     Trustee           Since
PO Box 460                                                         12/2/93
Middlebury, IN 46540

Bruce Harder                          1/17/41    Trustee           Since
4012 SE 17th Ave                                                   2/11/00
Portland, OR 97202

R. Clair Sauder                       1/11/43    Trustee           Since
630 Millcross Road                                                 6/30/02
Lancaster, PA 17601

John L. Liechty                       6/12/54    President         Since
PO Box 483                                                         8/19/97
Goshen, IN 46527

Trent Statczar                        8/31/71    Treasurer         Since
3435 Stelzer Rd                                                    8/19/02
Columbus, OH 43219

Marlo J. Kauffman                     9/19/56    Vice President    Since
PO Box 483                                                         12/2/93
Goshen, IN 46527

Walter B. Grimm                       6/3/45     Vice President    Since
3435 Stelzer Rd                                                    12/2/93
Columbus, OH 43219

George Stevens                        2/10/51    Secretary         Since
3435 Stelzer Rd                                                    5/19/98
Columbus, OH 43219

Alaina Metz                           4/7/67     Assistant         Since
3435 Stelzer Rd                                  Secretary         11/12/96
Columbus, OH 43219

                                                                                       NUMBER OF PORTFOLIOS
                                               PRINCIPAL OCCUPATION DURING              OVERSEEN WITHIN THE
NAME AND ADDRESS                                   THE PAST FIVE YEARS                     FUND COMPLEX
-----------------------------------  ----------------------------------------------    --------------------
Howard L. Brenneman                  President and CEO, Mennonite Mutual Aid                      4
PO Box 483                           December 1991 - present
Goshen, IN 46527

Karen Klassen Harder, Ph.D.          Associate Professor of Economics and Business,               4
Bluffton College                     Bluffton College, August 2000 - present
Bluffton, OH 45817                   Professor, Bethel College, Jan. 1990 - Aug.
                                     2000
Richard Reimer, Ph.D.                                                                             4
The College of Wooster               Retired. Professor of Economics,
Wooster, OH 44691                    The College of Wooster
                                     January 1990 - present
Donald E. Showalter, Esq.                                                                         4
100 South Mason Street               Attorney, the law firm of Wharton, Aldhizer
Harrisonburg, VA 22801               & Weaver
                                     June 1965 - present
Allen Yoder, Jr.                                                                                  4
PO Box 460                           President, Jayco, Inc.
Middlebury, IN 46540                 September 1993 - retirement

Bruce Harder                         Executive Director for Finance and Admin.,                   4
4012 SE 17th Ave                     Tri-Met
Portland, OR 97202                   1986 - present

R. Clair Sauder                                                                                   4
630 Millcross Road                   Partner, Encore Enterprises, LLC
Lancaster, PA 17601                  May 2001 - present; Partner, C&D Enterprises
                                     Unlimited, 1998 to May 2001
John L. Liechty                                                                                   4
PO Box 483                           Executive Management, Mennonite Mutual Aid
Goshen, IN 46527                     1976 - present

Trent Statczar                                                                                    4
3435 Stelzer Rd                      BISYS Fund Services
Columbus, OH 43219                   1993 - present

Marlo J. Kauffman                                                                                 4
PO Box 483                           Financial Services Operation Manager,
Goshen, IN 46527                     Mennonite Mutual Aid
                                     January 1981 - present
Walter B. Grimm                                                                                   4
3435 Stelzer Rd                      BISYS Fund Services
Columbus, OH 43219                   June 1992 - present

George Stevens                                                                                    4
3435 Stelzer Rd                      BISYS Fund Services
Columbus, OH 43219                   September 1996 - present

Alaina Metz                                                                                       4
3435 Stelzer Rd                      Chief Admin Officer, BISYS Fund Services
Columbus, OH 43219                   June 1995 - present

The Statement of Additional Information contains more information about The Funds and can be obtained free of charge by calling 1-800-762-6212.

This page intentionally left blank.

INVESTMENT ADVISER
MMA Capital Management
Post Office Box 483
Goshen, IN 46527

INVESTMENT SUB-ADVISER
(INTERNATIONAL FUND ONLY)
Evergreen Investment Management Co. LLC
200 Berkley Street
Boston, Massachusetts 02116

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert LLP
200 Clarendon Street, 27th Floor
Boston, Massachusetts 02116

AUDITORS
Ernst & Young, LLP
41 South High Street
Columbus, Ohio 43215

TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

[MMA(R) LOGO]

STEWARDSHIP
SOLUTIONS

                                                                 (02/04) 2030543

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

               (i) Has at least one audit committee financial expert serving on its audit committee; or

               (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

               (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

               (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS R. CLAIR SAUDER, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2002              $ 43,634
2003              $ 53,149

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2002              $ 0
2003              $ 0

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2002              $ 6,000
2003              $ 6,143

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2002              $ 0
2003              $ 0

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         PRE-APPROVAL:

         (a)      AUDIT SERVICES

         BEFORE AN AUDITOR IS ENGAGED BY THE FUNDS TO RENDER AUDIT SERVICES, THE COMMITTEE SHALL REVIEW AND APPROVE THE ENGAGEMENT. (SEE ALSO "DELEGATION" BELOW.)

         (b)      PERMISSIBLE NON-AUDIT SERVICES

         THE COMMITTEE SHALL REVIEW AND APPROVE IN ADVANCE ANY PROPOSAL (EXCEPT AS SET FORTH IN (1) THROUGH (3) BELOW) THAT THE FUNDS EMPLOY THEIR AUDITOR TO RENDER "PERMISSIBLE NON-AUDIT SERVICES" TO THE FUNDS. (A "PERMISSIBLE NON-AUDIT SERVICE" IS DEFINED AS A NON-AUDIT SERVICE THAT IS NOT PROHIBITED BY RULE 2-01(c)(4) OF REGULATION S-X OR OTHER APPLICABLE LAW OR REGULATION.) THE COMMITTEE SHALL ALSO REVIEW AND APPROVE IN ADVANCE ANY PROPOSAL (EXCEPT AS SET FORTH IN (1) THROUGH (3) BELOW) THAT THE ADVISER, AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE ADVISER THAT PROVIDES ONGOING SERVICES TO THE FUNDS (AN "ADVISER-AFFILIATED SERVICE PROVIDER"), EMPLOY THE FUNDS' AUDITOR TO RENDER NON-AUDIT SERVICES, IF SUCH ENGAGEMENT WOULD RELATE DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE FUNDS. AS A PART OF ITS REVIEW, THE COMMITTEE SHALL CONSIDER WHETHER THE PROVISION OF SUCH SERVICES IS CONSISTENT WITH THE AUDITOR'S INDEPENDENCE. (SEE ALSO "DELEGATION" BELOW.)

         PRE-APPROVAL BY THE COMMITTEE OF NON-AUDIT SERVICES IS NOT REQUIRED SO LONG AS:

                  (1) (A) WITH RESPECT TO THE FUNDS, THE AGGREGATE AMOUNT OF ALL SUCH PERMISSIBLE NON-AUDIT SERVICES PROVIDED TO THE FUNDS CONSTITUTES NO MORE THAN 5% OF THE TOTAL AMOUNT OF REVENUES PAID TO THE AUDITOR BY THE FUNDS DURING THE FISCAL YEAR IN WHICH THE SERVICES ARE PROVIDED;

                           (B) WITH RESPECT TO THE ADVISER AND ANY
                           ADVISER-AFFILIATED SERVICE PROVIDER, THE AGGREGATE AMOUNT OF ALL SUCH NON-AUDIT SERVICES PROVIDED CONSTITUTES NO MORE THAN 5% OF THE TOTAL AMOUNT OF REVENUES (OF THE TYPE THAT WOULD HAVE TO BE PRE-APPROVED BY THE COMMITTEE) PAID TO THE AUDITOR BY THE FUNDS, THE ADVISER AND ANY ADVISER-AFFILIATED SERVICE PROVIDER DURING THE FISCAL YEAR IN WHICH THE SERVICES ARE PROVIDED;

                  (2) SUCH SERVICES WERE NOT RECOGNIZED BY THE FUNDS AT THE TIME OF THE ENGAGEMENT TO BE NON-AUDIT SERVICES; AND

                  (3) SUCH SERVICES ARE PROMPTLY BROUGHT TO THE ATTENTION OF THE COMMITTEE AND APPROVED PRIOR TO THE COMPLETION OF THE AUDIT BY THE COMMITTEE OR ITS DELEGATE(S) (AS DEFINED BELOW).

         (c)      DELEGATION

         THE COMMITTEE MAY DELEGATE TO ONE OR MORE OF ITS MEMBERS ("DELEGATES") AUTHORITY TO PRE-APPROVE THE AUDITOR'S PROVISION OF AUDIT SERVICES OR PERMISSIBLE NON-AUDIT SERVICES TO THE FUNDS, OR THE PROVISION OF NON-AUDIT SERVICES TO THE ADVISER OR ANY ADVISER-AFFILIATED SERVICE PROVIDER. ANY PRE-APPROVAL DETERMINATION MADE BY A DELEGATE SHALL BE PRESENTED TO THE FULL COMMITTEE AT ITS NEXT MEETING. THE COMMITTEE SHALL COMMUNICATE ANY PRE-APPROVAL MADE BY IT OR A DELEGATE TO THE FUND ADMINISTRATOR/FUND ACCOUNTING AGENT, WHO WILL ENSURE THAT THE APPROPRIATE DISCLOSURE IS MADE IN THE FUNDS' PERIODIC REPORTS AND OTHER DOCUMENTS AS REQUIRED UNDER THE FEDERAL SECURITIES LAWS.

(1) NON-AUDIT SERVICES THAT ARE PROHIBITED BY RULE 2-01(c)(4) OF REGULATION S-X INCLUDE: (I) BOOKKEEPING OR OTHER SERVICES RELATED TO ACCOUNTING RECORDS OR FINANCIAL STATEMENTS OF THE AUDIT CLIENT; (II) FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION; (III) APPRAISAL OR VALUATION SERVICES, FAIRNESS OPINIONS, OR CONTRIBUTION-IN-KIND REPORTS;
         (IV) ACTUARIAL SERVICES; (V) INTERNAL AUDIT OUTSOURCING SERVICES; (VI) MANAGEMENT FUNCTIONS; (VII) HUMAN RESOURCES; (VIII) BROKER-DEALER, INVESTMENT ADVISER, OR INVESTMENT BANKING SERVICES; (IX) LEGAL SERVICES; AND (X) EXPERT SERVICES UNRELATED TO THE AUDIT.

         (2) Disclose the percentage of services described in each of paragraphs
(b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2002              100%
2003              100%

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

2002              0%
2003              0%


         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

2002              $      0
2003              $ 25,030

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

All non-audit fees were pre-approved.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
                  Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities. NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

{NOTE - THIS IS REQUIRED BEGINNING WITH THE FIRST REPORTING PERIOD ENDING AFTER JANUARY 1, 2004. For purposes of this Item, adoption of procedures by which shareholders may recommend nominees to the registrant's board of directors, where the registrant's most recent proxy disclosure (in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101)), or this Item, indicated that the registrant did not have in place such procedures, will constitute a material change.}

Item 9(a) - In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

Item 9(b) - There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               MMA Praxis Mutual Funds

By (Signature and Title)*     /s/ Trent Statczar      Trent Statczar, Treasurer

Date      3/8/04
      ------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Trent Statczar      Trent Statczar, Treasurer

Date       3/8/04
      ------------------

By (Signature and Title)*     /s/ John L. Liechty     John L. Liechty, President

Date       3/8/04
      ------------------